Filed electronically with the Securities and Exchange Commission on February 28, 2003.

                                                               File No. 33-22059
                                                               File No. 811-5565

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                         Pre-Effective Amendment No. __                      /_/
                         Post-Effective Amendment No. 25                     /X/
                                     And/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 27                             /X/
                                              --


                           Scudder Mutual Funds, Inc.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                   John Millette, Vice President and Secretary
                      Scudder Gold and Precious Metals Fund
                  Deutsche Investment Management Americas, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a) (1)
/_/   75 days after filing pursuant to paragraph (a) (2)
/X/   On March 1, 2003 pursuant to paragraph (b)
/_/   On _____________ pursuant to paragraph (a) (1)
/_/   On _____________ pursuant to paragraph (a) (2) of Rule 485.

      If Appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                       SCUDDER
                                                                     INVESTMENTS



                              Sector Funds II
                              Class AARP and Class S Shares


               Prospectus

--------------------------------------------------------------------------------
                              March 1, 2003
--------------------------------------------------------------------------------
                            |
                            | Scudder Gold and Precious Metals Fund





      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                    How to Invest in the Fund

     4  The Fund's Main Investment        17  How to Buy, Sell and
         Strategy                             Exchange Class AARP Shares

     5  The Main Risks of Investing       19  How to Buy, Sell and
        in the Fund                           Exchange Class S Shares

     7  The Fund's Performance            21  Policies You Should Know
        History                               About

     9  How Much Investors Pay            27  Understanding Distributions
                                              and Taxes
    10  Other Policies and Secondary
        Risks

    12  Who Manages and Oversees
        the Fund

    14  Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                     |  Class AARP     Class S
                                                     |
                                      ticker symbol  |  SGLDX          SCGDX
                                        fund number  |  119            019

  Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum, diamonds or other precious metals and minerals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund may invest up to 20% of net assets in:

o high-quality debt securities of companies in precious metals and minerals operations, and

o debt securities whose return is linked to precious metals prices.

Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers may favor securities from different industries and companies within the gold and precious metals sector at different times, while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The portfolio managers may also decide on occasion, based on various factors, including changes in supply and demand for gold and other precious metals and minerals and broad economic projections, to invest a portion of the fund's assets directly in precious metals and minerals, such as gold coins and bullion.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Sector Risk. The most important factor with this fund is fluctuations in market prices for gold and other precious metals. When gold or other precious metals prices fall, you should expect the value of your investment to fall as well. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

Stock Market Risk. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them. Prices of gold or other precious metals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to all areas of the gold and precious metals market and who understand the risks connected with it.

Concentration Risk. The fund concentrates its investments in securities related to gold and other precious metals. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of a relatively few of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund was diversified.

Foreign Investment Risk. To the extent that the fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  derivatives could produce disproportionate losses (see
   "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class S only and may vary for Class AARP. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


 1993          59.47
 1994          -7.46
 1995          13.17
 1996          32.11
 1997         -40.84
 1998         -16.71
 1999           9.06
 2000          -8.99
 2001          16.04
 2002          66.84


For the periods included in the bar chart:
Best Quarter: 36.51%, Q1 1996             Worst Quarter: -25.50%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                      1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                 66.84           9.86           7.65
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                       66.32           9.56           5.91
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                              41.03           7.97           5.58
--------------------------------------------------------------------------------
Index (reflects no deductions
for fees, expenses or taxes)         -22.10          -0.59           9.34
--------------------------------------------------------------------------------

                                      1 Year             Since Inception*
--------------------------------------------------------------------------------
Class AARP (Return before taxes)      66.98                   37.10
--------------------------------------------------------------------------------
Index (reflects no deductions
for fees, expenses or taxes)         -22.10                  -18.41
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Class AARP shares commenced operations on October 2, 2000. Index comparison begins on September 30, 2000.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.66
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   Through September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class of shares are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 0.78% and 0.55% (annualized) for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 1.50% (annualized) for Class AARP and Class S shares.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $169          $523           $902          $1,965
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o This fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. The actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets is 1.00%.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The subadvisor

Deutsche Investments Australia Limited ("DIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of the advisor, is the subadvisor for the fund. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

Pursuant to the subadvisory agreement with DeIM, DIAL performs some of the functions of the advisor, including making the fund's investment decisions and buying and selling securities for the fund. The advisor compensates DIAL out of the management fee it receives from the fund.

The portfolio managers

The following people handle the day-to-day management of the fund.


Darko Kuzmanovic                  Euan Leckie
Vice President of Deutsche        Vice President of Deutsche
Asset Management and              Asset Management and
Co-Manager of the fund.           Co-Manager of the fund.
o   Joined Deutsche Asset         o   Joined Deutsche Asset
    Management in 2000 and the        Management in 1988 after
    fund in 2001.                     14 years as a senior
o   Over 17 years of                  financial analyst for CSR
    investment and resource           Limited and mining analyst
    industry experience.              for Commercial Banking
o   Executive MBA, Macquarie          Company and Constable and
    University.                       Bain.
o   Bachelor of Metallurigical    o   Portfolio manager for
    Engineering,UNSW.                 Australian Equity, member
                                      of Global Materials Sector
                                      Team, member Australian
                                      Equity research team
                                      (resources).
                                  o   Joined the fund in 2002.

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Scudder Gold and Precious Metals Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                                2002     2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.83    $ 5.30   $ 5.73
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.03)       .09    .00^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           2.62      1.46    (.43)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     2.59      1.55    (.43)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.08)     (.02)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 9.34    $ 6.83   $ 5.30
--------------------------------------------------------------------------------
Total Return (%)                                      38.51     29.19   (7.50)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    4         1      .02
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.65      1.59    1.66*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.33)      1.40   (.11)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             163       113       15
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b Based on average shares outstanding during the period.

^c Amount is less than $.005 per share.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund -- Class S

--------------------------------------------------------------------------------
 Years ended October 31,          2002     2001    2000   1999   1998^a   1998^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $ 6.83   $ 5.31  $ 6.73  $ 6.37 $ 6.65   $10.49
period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c  (.03)      .09     .02   .00^d  .00^d    .00^d
--------------------------------------------------------------------------------
  Net realized and unrealized      2.62     1.45  (1.35)     .36  (.28)   (3.70)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment            2.59     1.54  (1.33)     .36  (.28)   (3.70)
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.08)    (.02)      --      --     --       --
--------------------------------------------------------------------------------
  In excess of net investment        --       --   (.09)      --     --    (.14)
  income
--------------------------------------------------------------------------------
  Total distributions             (.08)    (.02)   (.09)      --     --    (.14)
--------------------------------------------------------------------------------
Net asset value, end of period   $ 9.34   $ 6.83  $ 5.31  $ 6.73 $ 6.37   $ 6.65
--------------------------------------------------------------------------------
Total Return (%)                  38.36    28.99  (20.08)  5.65 (4.21)** (35.45)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           114       96      82     116    130      132
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.65     1.59   1.84e    2.01  2.13*     1.82
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.65     1.59   1.81e    2.01  2.13*     1.82
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (.33)     1.40     .31     .05 (.08)*      .04
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         163      113      15      91   154*       68
--------------------------------------------------------------------------------

^a Four months ended October 31, 1998. On September 15, 1998, the Board of
   Directors of the Fund changed the fiscal year end from June 30 to October 31.

^b Year ended June 30.

^c Based on average shares outstanding during the period.

^d Amount is less than $.005 per share.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.

*  Annualized

** Not annualized

  How to Invest in the Fund

  The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

  As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
----------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment check
                                          o check payable to "The AARP
                                            Investment Program"
----------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
----------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount,
  enrollment form and submit it. You        investments are automatic.
  will receive further instructions by
  mail.
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         24
existing accounts
----------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, and the class and   o name of the fund, and the class and
  number of shares or dollar amount you     number of shares or dollar amount
  want to exchange                          you want to redeem
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277
----------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com           --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
----------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM), call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         24
existing accounts
----------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
----------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class AARP and Class S shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation and it has been determined that it is in "good order," it will be processed at the next share price calculated.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don't apply to certain retirement accounts, or to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o  reject or limit purchases of shares for any reason

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December. The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from the fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the fund.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from
Scudder Investments (Class     Scudder Investments
AARP)                          (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C.
64121-9735                     64121-9669            20549-0102
aarp.scudder.com               myScudder.com         www.sec.gov
1-800-253-2277                 1-800-SCUDDER         1-202-942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel 1-800-621-1048


SCUDDER
INVESTMENTS
                                   SEC File Number:
A Member of
Deutsche Asset Management [LOGO]   Scudder Gold and Precious Metals Fund  811-5565

                                                                       SCUDDER
                                                                     INVESTMENTS



                             Sector Specific Funds II
                             Classes A, B and C


              Prospectus

--------------------------------------------------------------------------------
                             March 1, 2003
--------------------------------------------------------------------------------
                           |
                           | Scudder-Dreman Financial Services Fund
                           | Scudder Flag Investors Communications Fund
                           | Scudder Gold and Precious Metals Fund
                           | Scudder RREEF Real Estate Securities Fund










      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds

     4  Scudder-Dreman Financial            51  Choosing a Share Class
        Services Fund
                                            57  How to Buy Shares
    10  Scudder Flag Investors
        Communications Fund                 58  How to Exchange or Sell
                                                Shares
    17  Scudder Gold and Precious
        Metals Fund                         59  Policies You Should Know
                                                About
    24  Scudder RREEF Real Estate
        Securities Fund                     67  Understanding Distributions
                                                and Taxes
    30  Other Policies and Secondary
        Risks

    32  Who Manages and Oversees
        the Funds

    38  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                       |  Class A     Class B     Class C
                                       |
                        ticker symbol  |  KDFAX       KDFBX       KDFCX
                          fund number  |  084         284         384

  Scudder-Dreman Financial Services Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities and up to 20% of net assets in investment-grade debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Concentration Risk. The fund concentrates its investments in the financial services industry. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund was diversified.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o        value stocks may be out of favor for certain periods

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        a bond could fall in credit quality or go into default

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who can accept the above-average risks of sector-specific investment and are interested in exposure to the financial services sector.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder-Dreman Financial Services Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR
CHART HERE

BAR CHART DATA:

1999           -4.52
2000           23.27
2001           -4.30
2002          -10.73


For the periods included in the bar chart:
Best Quarter: 22.64%, Q3 2000             Worst Quarter: -16.57%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                              1 Year           Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                         -15.86                -0.55
--------------------------------------------------------------------------------
  Return after Taxes on Distributions         -16.13                -0.95
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                      -9.73                -0.63
--------------------------------------------------------------------------------
Class B (Return before Taxes)                 -14.10                -0.57
--------------------------------------------------------------------------------
Class C (Return before Taxes)                 -12.37                -0.30
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                      -22.10                -3.31
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                      -14.64                 0.19
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Standard & Poors Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

*  Since 3/9/1998. Index comparisons
   begin on 3/31/1998.

In both the chart and the table, total returns for 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                  Class A       Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)       5.75%        4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)           5.75%        None          1.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of redemption proceeds)             None*         4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.75%        0.75%         0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                      0.25         1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.52         0.54          0.59
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.52         2.29          2.34
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.350%, 0.400% and 0.375% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.40% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.36%, 0.41% and 0.38% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.36%, 2.16% and 2.13% (annualized) for Class A, Class B and Class C shares, respectively. After September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class are estimated to be as shown in the table.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $721         $1,029         $1,359        $2,288
--------------------------------------------------------------------------------
Class B shares               633          1,017          1,427         2,260
--------------------------------------------------------------------------------
Class C shares               435            824          1,340         2,754
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $721         $1,029         $1,359        $2,288
--------------------------------------------------------------------------------
Class B shares               233            717          1,227         2,260
--------------------------------------------------------------------------------
Class C shares               335            824          1,340         2,754
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           |  Class A     Class B     Class C
                                           |
                            ticker symbol  |  TISHX       FTEBX       FTICX
                              fund number  |  432         632         732

  Scudder Flag Investors Communications Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to maximize total return.

Under normal circumstances, the fund will invest at least 80% of its net assets, at the time the security is purchased, in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment or products.

The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the fund, the Advisors emphasize investment in companies offering products and services that support both traditional communications and facilitate new information based applications. Examples of such companies are companies that offer out-sourced communications billing and teleservices products or network computing technology that supports basic Internet functionality, such as Web site operations for electronic commerce and other Internet-based applications. The Advisors believe that world-wide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, the Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.

The fund may also invest in convertible securities rather than investing in a company's common stock and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

Investment Process

The Advisors follow an investment philosophy referred to as "flexible value." They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the portfolio managers tend to focus on individual companies.

Factors the Advisors assess may include:

o  management team

o  market position

o  business strategy

o  catalysts for change

o  attractive valuation

o  attention to shareholder interests

The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The portfolio managers retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Concentration Risk. The fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund was diversified.

Foreign Investment Risk. To the extent that the fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Flag Investors Communications
Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR
CHART HERE

BAR CHART DATA:


1993           18.11
1994           -6.32
1995           33.44
1996           13.46
1997           37.36
1998           85.30
1999           45.47
2000          -34.52
2001          -29.54
2002          -39.29


For the periods included in the bar chart:
Best Quarter: 51.19%, Q4 1998             Worst Quarter: -29.94%, Q2 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                         Since
                                      1 Year     5 Years    10 Years   Inception
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                 -42.78       -6.58       5.05       n/a
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                       -42.78       -7.61       3.29       n/a
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                              -26.27       -3.87       4.47       n/a
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)              -22.10       -0.59       9.34       n/a
--------------------------------------------------------------------------------
Class B (Return before Taxes)         -41.55       -6.33      n/a        5.01*
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)              -22.10       -0.59      n/a       10.30*
--------------------------------------------------------------------------------
Class C (Return before Taxes)         -40.36       n/a        n/a     -13.14**
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)              -22.10       n/a        n/a      -3.90**
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

In both the chart and the table, total returns from 2000 through 2002 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

* Commenced operations on 1/3/1995. Index comparison begins on 12/31/1994.

** Commenced operations on 10/28/1998. Index comparison begins on 10/31/1998.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge            5.75%          4.00%          2.00%
(Load)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)      5.75%           None          1.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of redemption proceeds)            None*          4.00%          1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.85%          0.85%          0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                    0.25           0.75           0.75
--------------------------------------------------------------------------------
Other Expenses+                             0.67           0.92           0.92
--------------------------------------------------------------------------------
Total Annual Operating Expenses             1.77           2.52           2.52
--------------------------------------------------------------------------------
Less Expense Reimbursement**                0.15           0.15           0.15
--------------------------------------------------------------------------------
Net Annual Operating Expenses               1.62           2.37           2.37
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Investment Company Capital Corp. ("ICCC"), in its capacity as Advisor and
   Administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. This agreement will continue until at least April 30, 2004 and may be extended.

+  Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $730         $1,086         $1,466        $2,527
--------------------------------------------------------------------------------
Class B shares               640          1,070          1,527         2,492
--------------------------------------------------------------------------------
Class C shares               438            863          1,414         2,916
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $730         $1,086         $1,466        $2,527
--------------------------------------------------------------------------------
Class B shares               240            770          1,327         2,492
--------------------------------------------------------------------------------
Class C shares               338            863          1,414         2,916
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          |  Class A     Class B     Class C
                                          |
                           ticker symbol  |  SGDAX       SGDBX       SGDCX
                             fund number  |  419         619         719

  Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum, diamonds or other precious metals and minerals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund may invest up to 20% of net assets in:

o high-quality debt securities of companies in precious metals and minerals operations, and


o        debt securities whose return is linked to precious metals prices.

Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers may favor securities from different industries and companies within the gold and precious metals sector at different times, while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The managers may also decide on occasion, based on various factors, including changes in supply and demand for gold and other precious metals and minerals and broad economic projections, to invest a portion of the fund's assets directly in precious metals and minerals, such as gold coins and bullion.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Sector Risk. The most important factor with this fund is fluctuations in market prices for gold and other precious metals. When gold or other precious metals prices fall, you should expect the value of your investment to fall as well. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

Stock Market Risk. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them. Prices of gold or other precious metals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to all areas of the gold and precious metals market and who understand the risks connected with it.

Concentration Risk. The fund concentrates its investments in securities related to gold and other precious metals. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund's performance.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of a relatively few of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund was diversified.

Foreign Investment Risk. To the extent that the fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1993           59.03
1994           -7.71
1995           12.86
1996           31.75
1997          -41.00
1998          -16.94
1999            8.76
2000           -9.24
2001           15.94
2002           66.41


For the periods included in the bar chart:
Best Quarter: 36.42%, Q1 1996             Worst Quarter: -25.55%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   56.84            8.32           6.74
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                         56.53            8.06           5.04
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                32.68            6.54           4.67
--------------------------------------------------------------------------------
Class B (Return before Taxes)           62.12            8.57           6.51
--------------------------------------------------------------------------------
Class C (Return before Taxes)           63.66            8.51           6.42
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)               -22.10           -0.59           9.34
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P 500) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                  Class A        Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)      5.75%          4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)            5.75%           None         1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                   None*          4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             1.00%           1.00%        1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25            1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                            0.68            0.73         0.71
--------------------------------------------------------------------------------
Total Annual Operating Expenses**           1.93            2.73         2.71
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.675%, 0.725% and 0.700% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses and Total Annual Operating Expenses are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 0.47%, 0.48% and 0.41% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.72%, 2.48% and 2.41% (annualized) for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $760        $1,146         $1,557         $2,699
--------------------------------------------------------------------------------
Class B shares                676         1,147          1,645          2,693
--------------------------------------------------------------------------------
Class C shares                471           933          1,520          3,111
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $760        $1,146         $1,557         $2,699
--------------------------------------------------------------------------------
Class B shares                276           847          1,445          2,693
--------------------------------------------------------------------------------
Class C shares                371           933          1,520          3,111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A     Class B     Class C

                           ticker symbol     RRRAX       RRRBX       RRRCX
                             fund number     425         625         725

  Scudder RREEF Real Estate Securities Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund's investment objective is long-term capital appreciation and current income.

The fund invests primarily in real estate securities. Under normal circumstances, the fund intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

The Advisor looks for real estate securities it believes will provide superior returns to the fund over the long term, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

--------------------------------------------------------------------------------
OTHER INVESTMENTS. When the Advisor believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures which prohibits leverage of the fund's assets by investing in a derivative security. For example, the Advisor cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested.

To find these issuers, the Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, the Advisor uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of this analysis is to determine which of the issuers the Advisor believes will be the most profitable to the fund over the long term. The Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The Advisor does not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the Advisor chooses to sell a security. The Advisor may choose to sell a security for a variety of reasons, but typically the Advisor will sell if it believes that one or more of the following is true:

o        a security is not fulfilling its investment purpose;

o        a security has reached its optimum valuation; or

o        a particular company or general economic conditions have changed

Based on its recent practices, the Advisor expects that the fund's assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

The Main Risks of Investing in the Fund



There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Concentration Risk. The fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

o        declines in property values;

o increases in property taxes, operating expenses, interest rates or competition;

o        overbuilding

o        zoning changes; and

o        losses from casualty or condemnation

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund was diversified.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in an investment that seeks long-term capital growth and current income through investment in real estate securities.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes A, B and C is September 3, 2002. Performance figures before that date are based on the historical performance of the Fund's original share class (formerly "RREEF Class A," renamed Scudder RREEF Institutional Class on September 3, 2002), adjusted to reflect the higher gross total annual operating expenses of Classes A, B and C and the current applicable sales charges of Classes A, B and C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder RREEF Real Estate Securities Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR
CHART HERE

BAR CHART DATA:


2000           28.72
2001           13.88
2002            7.52


For the periods included in the bar chart:
Best Quarter: 11.78%, Q2 2000              Worst Quarter: -7.98%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                             1 Year           Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                          1.33                 14.51
--------------------------------------------------------------------------------
  Return after Taxes on Distributions         -3.50                  6.15
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                      -4.58                  4.42
--------------------------------------------------------------------------------
Class B (Return before Taxes)                  3.69                 15.37
--------------------------------------------------------------------------------
Class C (Return before Taxes)                  5.63                 15.49
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                     -22.10                -12.58
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                       3.58                 16.06
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Wilshire REIT Index, is an unmanaged index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

*  Since December 1, 1999. Index comparison begins on November 30, 1999.

For 2002, total return would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                        Class A    Class B     Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)           5.75%       4.00%      2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                  5.75%        None      1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                 None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.59%       0.59%      0.59%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                  0.25        1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                  0.43        0.69       0.69
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.27        2.28       2.28
--------------------------------------------------------------------------------
Less Fee Waivers and/or Expense
Reimbursements**                                  0.02        0.28       0.28
--------------------------------------------------------------------------------
Net Annual Operating Expenses                     1.25        2.00       2.00
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Until August 30, 2004, the Advisor has contractually agreed to maintain the expenses of Class A, B and C shares at no more than 1.25%, 2.00% and 2.00%, respectively, of average daily net assets.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $695          $953         $1,230         $2,019
--------------------------------------------------------------------------------
Class B shares                 603           986          1,395          2,104
--------------------------------------------------------------------------------
Class C shares                 401           779          1,283          2,668
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $695          $953         $1,230         $2,019
--------------------------------------------------------------------------------
Class B shares                 203           686          1,195          2,104
--------------------------------------------------------------------------------
Class C shares                 301           779          1,283          2,668
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's other policies strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the Boards of Scudder-Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund's Board could change a fund's investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to the Scudder-Dreman Financial Services Fund, Scudder Flag Investors Communications Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund 80% investment policy.

o Certain funds may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities and, with respect to Scudder Flag Investors Communications Fund, investment grade income producing securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Scudder Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund. Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Financial Services Fund and Scudder Gold and Precious Metals Fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.") is the investment advisor for Scudder RREEF Real Estate Securities Fund. DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of September 30, 2002, managed approximately $85 billion in assets.

Each of DeIM and DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. RREEF provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF.

Effective September 3, 2002, DeAM, Inc. receives a management fee from the fund, payable monthly, in the amount of 0.65% of the first $100 million of the fund's average daily net assets, 0.55% of the Fund's average daily net assets exceeding $100 million but not exceeding $200 million, 0.50% of the fund's average daily net assets exceeding $200 million but not exceeding $300 million and 0.45% of the fund's average daily net assets exceeding $300 million.

The advisors receive a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                          Fee Paid
---------------------------------------------------------------------
Scudder-Dreman Financial Services Fund              0.75%
---------------------------------------------------------------------
Scudder Gold and Precious Metals Fund               1.00%
---------------------------------------------------------------------
Scudder RREEF Real Estate Securities Fund           0.92%*
---------------------------------------------------------------------

*  For the 12 months ended November 30, 2002.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Flag Investors Communications Fund. Investment Company Capital Corp. ("ICCC" or the "Advisor") is the fund's investment advisor. ICCC's address is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of the subadvisor.

As compensation for its services for the fiscal year ended December 31, 2002, ICCC received from the fund a fee equal to 0.85% of the fund's average daily net assets. ICCC compensates the subadvisor out of its advisory fee. ICCC, in its capacity as the Advisor and Administrator, has contractually agreed to waive its aggregate fees in an amount equal to 0.15% of the fund's average daily net assets until at least April 30, 2004.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

The subadvisors

Scudder-Dreman Financial Services Fund. The subadvisor for the fund is Dreman Value Management, L.L.C. ("DVM"), Jersey City, NJ. Dreman Value Management was founded in 1977 and currently manages over $6 billion in assets.

Scudder Gold and Precious Metals Fund. The subadvisor for the fund is Deutsche Investments Australia Limited ("DIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of the advisor. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

Pursuant to the subadvisory agreements with DeIM, DVM and DIAL perform some of the functions of the advisor, including making the applicable fund's investment decisions and buying and selling securities for that fund.

Scudder Flag Investors Communications Fund. The subadvisor for the fund is Alex. Brown Investment Management ("ABIM"). ABIM's address is One South Street, Baltimore, Maryland 21202.

ABIM is a registered investment advisor with approximately $6.8 billion under management as of December 31, 2002. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates ABIM out of its advisory fee.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder-Dreman Financial                 Scudder Gold and Precious Metals Fund
Services Fund
                                           Darko Kuzmanovic
  David N. Dreman                          Vice President of Deutsche Asset
  Lead Portfolio Manager                   Management and Co-Manager of the
  o   Began investment career in 1957.     fund.
  o   Joined the fund in 1998.             o   Joined Deutsche Asset Management
  o   Founder and Chairman, Dreman Value       in 2000 and the fund in 2001.
      Management, L.L.C. since 1977.       o   Over 17 years of investment and
                                               resource industry experience.
  F. James Hutchinson                      o   Executive MBA, Macquarie
  o   Began investment career in 1986.         University.
  o   Joined the fund in 2001.             o   Bachelor of Metallurigical
  o   Prior to that, President and CEO,        Engineering, UNSW.
      The Bank of New York, investment
      management product development       Euan Leckie
      and portfolio manager.               Vice President of Deutsche Asset
                                           Management and Co-Manager of the
Scudder Flag Investors                     fund.
Communications Fund                        o   Joined Deutsche Asset Management
                                               in 1988 after 14 years as a
  Bruce E. Behrens                             senior financial analyst for CSR
  Vice President and Principal of ABIM         Limited and mining analyst for
  and Co-Manager of the fund.                  Commercial Banking Company and
  o   Co-Managed the fund since                Constable and Bain.
      inception.                           o   Portfolio manager for Australian
  o   35 years of investment experience        Equity, member of Global
  o   MBA, University of Michigan.             Materials Sector Team, member
                                               Australian Equity research team
  Patrick O'Brien                              (resources).
  Vice President of ABIM and Co-Manager    o   Joined the fund in 2002.
  of the fund.
  o   Co-Managed the fund since
      May 1, 2002.
  o   21 years of investment experience.
  o   MBA, Columbia University.

Scudder RREEF Real Estate
Securities Fund

Scudder RREEF Real Estate                   John W. Vojticek
Securities Fund                             Vice President of RREEF and
                                            Co-Manager of the fund.
  Karen J. Knudson                          o   Joined RREEF in 1996, Deutsche
  Principal of RREEF and Co-Manager of          Asset Management, Inc. in 2002
  the fund.                                     and the fund in 1999.
  o   Joined RREEF in 1995, Deutsche        o   6 years of investment industry
      Asset Management, Inc. in 2002 and        experience.
      the fund in 1999.
  o   Over 20 years of investment           Mark D. Zeisloft
      industry experience.                  CFA, Vice President of RREEF and
  o   MBA, University of California at      Co-Manager of the fund.
      Berkeley.                             o   Joined RREEF in 1996, Deutsche
                                                Asset Management, Inc. in 2002
  John F. Robertson                             and the fund in 1999.
  CFA, Principal of RREEF and Co-Manager    o   Over 12 years of investment
  of the fund.                                  industry experience.
  o   Joined RREEF in 1997, Deutsche        o   MBA, University of Chicago.
      Asset Management, Inc. in 2002 and
      the fund in 1999.
  o   Prior to that, Assistant Vice
      President of Lincoln Investment
      Management responsible for REIT
      research.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder-Dreman Financial Services Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Flag Investors Communications Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder-Dreman Financial Services Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended November 30,               2002     2001     2000    1999    1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.36   $10.27   $ 9.74  $ 9.65  $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .09      .06      .16     .13     .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (.62)      .16      .52     .06     .12
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     (.53)      .22      .68     .19     .15
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.04)    (.13)    (.15)   (.08)      --
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.02)      --
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.04)    (.13)    (.15)   (.10)      --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.79   $10.36   $10.27  $ 9.74  $ 9.65
--------------------------------------------------------------------------------
Total Return (%)^c                    (5.19)     2.08     7.14   1.95d  1.58^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    59       75       81      82     108
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.36     1.45   1.47^e    1.44   1.55*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.36     1.45   1.46^e    1.31   1.36*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .94      .58     1.69    1.27    .55*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               16       17        9      14      5*
--------------------------------------------------------------------------------


^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

^d Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.

*  Annualized

** Not annualized

Scudder-Dreman Financial Services Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended November 30,               2002     2001     2000    1999    1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.26   $10.19   $ 9.65  $ 9.59  $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .02    (.02)      .08     .04   (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (.64)      .15      .54     .05     .10
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     (.62)      .13      .62     .09     .09
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   --    (.06)    (.08)   (.01)      --
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.02)      --
  transactions
--------------------------------------------------------------------------------
  Total distributions                     --    (.06)    (.08)   (.03)      --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.64   $10.26   $10.19  $ 9.65  $ 9.59
--------------------------------------------------------------------------------
Total Return (%)^c                    (6.04)     1.28     6.28   1.08d  .95^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    64       82       85      90     100
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          2.16     2.23   2.27^e    2.22   2.29*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          2.16     2.23   2.27^e    2.20   2.14*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .14    (.20)      .92     .38  (.23)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               16       17        9      14      5*
--------------------------------------------------------------------------------

^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

^d Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.22% and 2.22%, respectively.

*  Annualized

** Not annualized

Scudder-Dreman Financial Services Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended November 30,               2002     2001     2000    1999    1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.28   $10.22   $ 9.69  $ 9.61  $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .02    (.02)      .09     .04   (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain     (.63)      .15      .52     .07     .12
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     (.61)      .13      .61     .11     .11
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   --    (.07)    (.08)   (.01)      --
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --   (.02)      --
  transactions
--------------------------------------------------------------------------------
  Total distributions                     --    (.07)    (.08)   (.03)      --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.67   $10.28   $10.22  $ 9.69  $ 9.61
--------------------------------------------------------------------------------
Total Return (%)^c                    (5.93)     1.22     6.38   1.09d  1.16^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    12       18       18      16      16
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          2.13     2.19   2.23^e    2.16   2.26*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          2.13     2.19   2.20^e    2.14   2.11*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .16    (.16)      .99     .44  (.20)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               16       17        9      14      5*
--------------------------------------------------------------------------------

^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

^d Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.

*  Annualized

** Not annualized

Scudder Flag Investors Communications
Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,                 2002     2001     2000    1999    1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $18.57   $26.37   $43.65  $34.23  $19.37
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)          (.03)^f   (.05)      .03     .23     .12
--------------------------------------------------------------------------------
  Net realized and unrealized gain      (7.27)   (7.75)   (14.76)  14.83   16.05
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      (7.30)   (7.80)   (14.73)  15.06   16.17
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     --       --    (.09)   (.33)   (.40)
--------------------------------------------------------------------------------
  Net realized gains on investment          --       --   (2.46)  (5.31)   (.91)
  transactions
--------------------------------------------------------------------------------
  Total distributions                       --       --   (2.55)  (5.64)  (1.31)
--------------------------------------------------------------------------------
Net asset value, end of period          $11.27   $18.57   $26.37  $43.65  $34.23
--------------------------------------------------------------------------------
Total Return (%)^a                      (39.31)^g(29.54)^g(34.52)  45.47   85.30
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     302      728    1,240   2,116   1,276
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.77   1.39^b   1.10^d     .96    1.05
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.62   1.24^b   1.05^d     .96    1.05
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.20)    (.22)      .09     .62     .48
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 43     14^c      11e      17      14
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The expense ratio of the Communications Portfolio is included in this ratio.
   The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.

^c Beginning on April 27, 2001, the Communications Portfolio was closed (see
   Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^d This ratio excludes custody credits. The expense ratio of the Communications
   Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

^e Beginning on September 29, 2000, the Flag Investors Communications Fund (the
   "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^f Based on average shares outstanding during the period.

^g Total return would have been lower had certain expenses not been reduced.

Scudder Flag Investors Communications Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                  2002     2001     2000   1999    1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $17.94   $25.66   $42.85  $33.80 $19.22
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)           (.11)^f   (.24)    (.23)   (.03)  (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain       (7.03)   (7.48)   (14.46)  14.58  15.83
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       (7.14)   (7.72)   (14.69)  14.55  15.81
--------------------------------------------------------------------------------
Less distributions from:                     --       --    (.04)   (.19)  (.32)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment           --       --   (2.46)  (5.31)  (.91)
  transactions
--------------------------------------------------------------------------------
  Total distributions                        --       --   (2.50)  (5.50) (1.23)
--------------------------------------------------------------------------------
Net asset value, end of period           $10.80   $17.94   $25.66  $42.85 $33.80
--------------------------------------------------------------------------------
Total Return (%)^a                       (39.80)^g(30.90)^g(35.04)  44.42  83.91
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       87      222      396     593    165
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             2.52    2.14b   1.85^d    1.71   1.80
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             2.37    1.99b   1.80^d    1.71   1.80
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%) (.95)    (.97)    (.68)   (.15)  (.35)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  43     14^c     11^e      17     14
--------------------------------------------------------------------------------

^a Total return does not reflect the effect of any sales charges.

^b The expense ratio of the Communications Portfolio is included in this ratio.
   The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

^c Beginning on April 27, 2001, the Communications Portfolio was closed (see
   Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^d This ratio excludes custody credits. The expense ratio of the Communications
   Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and .23% before waivers.

^e Beginning on September 29, 2000, the Flag Investors Communications Fund (the
   "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^f Based on average shares outstanding during the period.

^g Total return would have been lower had certain expenses not been reduced.

Scudder Flag Investors Communications Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended December 31,                 2002    2001     2000    1999   1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $17.96  $25.69   $42.88  $33.84  $25.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)          (.12)^g  (.25)    (.22)   (.02)   (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      (7.03)  (7.48)   (14.47)  14.56    9.21
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      (7.15)  (7.73)   (14.69)  14.54    9.20
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     --      --    (.04)   (.19)   (.21)
--------------------------------------------------------------------------------
  Net realized gains on investment          --      --   (2.46)  (5.31)   (.65)
  transactions
--------------------------------------------------------------------------------
  Total distributions                       --      --   (2.50)  (5.50)   (.86)
--------------------------------------------------------------------------------
Net asset value, end of period          $10.81  $17.96   $25.69  $42.88  $33.84
--------------------------------------------------------------------------------
Total Return (%)^b                      (39.81)^(30.09)^h(35.02)  44.33  36.70**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      16      41       73      91       3
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            2.52  2.14^c   1.85^e    1.70   1.85*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            2.37  1.99^c   1.80^e    1.70   1.85*
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.95)   (.97)    (.69)   (.20)  (.61)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 43    14^d     11^f      17      14
--------------------------------------------------------------------------------

^a For the period October 28, 1998 (commencement of operations) to December 31,
   1998.

^b Total return does not reflect the effect of any sales charges.

^c The expense ratio of the Communications Portfolio is included in this ratio.
   The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

^d Beginning on April 27, 2001, the Communications Portfolio was closed (see
   Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^e This ratio excludes custody credits. The expense ratio of the Communications
   Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and .23% before waivers.

^f Beginning on September 29, 2000, the Flag Investors Communications Fund (the
   "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

^g Based on average shares outstanding during the period.

^h Total return would have been lower had certain expenses not been reduced.

*  Annualized  **   Not annualized

Scudder Gold and Precious Metals Fund -- Class A

--------------------------------------------------------------------------------
 Years ended October 31,                                         2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 6.83   $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                       (.07)      .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          2.63    .00^c
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               2.56      .02
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.06)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.33   $ 6.83
--------------------------------------------------------------------------------
Total Return (%)^d                                              37.88    .29**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              8       .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.93    1.87*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.61)     .85*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       163      113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Amount is less than $.005.

^d Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund -- Class B

--------------------------------------------------------------------------------
 Years ended October 31,                                         2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 6.81   $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                       (.14)      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          2.64    (.01)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               2.50      .00
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.31   $ 6.81
--------------------------------------------------------------------------------
Total Return (%)^c                                              36.71    .00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              5       .3
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                           2.73    2.67*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.41)     .05*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       163      113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund
-- Class C

--------------------------------------------------------------------------------
 Years ended October 31,                                         2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 6.81   $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                       (.15)      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          2.64    (.01)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               2.49      .00
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.29   $ 6.81
--------------------------------------------------------------------------------
Total Return (%)^c                                              36.77    .00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2       .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.71    2.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.39)     .08*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       163      113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of any sales charges.

*  Annualized

** Not annualized

Scudder RREEF Real Estate Securities Fund -- Class A

--------------------------------------------------------------------------------
                                                                2002^e    2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.98   $13.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                  .08      .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .06    (.25)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .14    (.21)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.09)    (.15)
--------------------------------------------------------------------------------
  Net realized gain on investment transactions                  (.04)       --
--------------------------------------------------------------------------------
  Return of capital                                             (.02)       --
--------------------------------------------------------------------------------
Total distributions                                             (.15)    (.15)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.97   $12.98
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                          1.11**   (1.55)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            210      200
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.26*    2.20*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.25*    1.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .60^f**   1.27*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       36*       44
--------------------------------------------------------------------------------

^a For the period September 3, 2002 (commencement of sales of Class A shares) to
   November 30, 2002.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e For the one month period ended December 31, 2002 (Note F).

^f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

*  Annualized

** Not annualized

Scudder RREEF Real Estate Securities Fund -- Class B

--------------------------------------------------------------------------------
                                                                2002^e    2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.98   $13.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .07      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .07    (.24)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .14    (.23)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.07)    (.13)
--------------------------------------------------------------------------------
  Net realized gain loss on investment transactions             (.04)       --
--------------------------------------------------------------------------------
  Return of capital                                             (.02)       --
--------------------------------------------------------------------------------
Total distributions                                             (.13)    (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.99   $12.98
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                          1.06**   (1.74)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              7        7
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 2.28*    2.69*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.00*    2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             .54^f**    .52*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       36*       44
--------------------------------------------------------------------------------

^a For the period September 3, 2002 (commencement of sales of Class B shares) to
   November 30, 2002.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charge.

^e For the one month period ended December 31, 2002 (Note F).

^f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

*  Annualized

** Not annualized

Scudder RREEF Real Estate Securities Fund -- Class C

--------------------------------------------------------------------------------
                                                                2002^e    2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.98   $13.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                  .07      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .07    (.24)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .14    (.23)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.07)    (.13)
--------------------------------------------------------------------------------
  Net realized gain loss on investment transactions             (.04)       --
--------------------------------------------------------------------------------
  Return of capital                                             (.02)       --
--------------------------------------------------------------------------------
Total distributions                                             (.13)    (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.99   $12.98
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                          1.06**   (1.74)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              1        1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 2.28*    2.84*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.00*    2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .54^f**    .52*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       36*       44
--------------------------------------------------------------------------------

^a For the period September 3, 2002 (commencement of sales of Class C shares) to
   November 30, 2002.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e For the one month period ended December 31, 2002 (Note F).

^f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.

*  Annualized

** Not annualized

  How to Invest in the Funds

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

----------------------------------------------------------------------------------
Classes and features                      Points to help you compare
----------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual                        Class C
  service/distribution fee
----------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
----------------------------------------------------------------------------------
Class C

o Sales charge of 1.00% charged when you  o The deferred sales charge rate is
  buy shares                                lower than Class B, but your shares
                                            never convert to Class A, so annual
o Deferred sales charge of 1.00%,           expenses remain higher
  charged when you sell shares you
  bought within the last year

o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
----------------------------------------------------------------------------------

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares


Class A shares of Scudder-Dreman Financial Service Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Flag Investors Communications Fund also have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

                                             Sales charge as a %
                      Sales charge as a %        of your net
Your investment        of offering price         investment
------------------------------------------------------------------
Up to $50,000               5.75%                  6.10%
------------------------------------------------------------------
$50,000-$99,999              4.50                   4.71
------------------------------------------------------------------
$100,000-$249,999            3.50                   3.63
------------------------------------------------------------------
$250,000-$499,999            2.60                   2.67
------------------------------------------------------------------
$500,000-$999,999            2.00                   2.04
------------------------------------------------------------------
$1 million or more   See below and next page
------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares of Scudder-Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Flag Investors Communications Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares of Scudder Flag Investors Communications Fund also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later          None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares


 Class C shares of Scudder-Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund and Scudder RREEF Real Estate Securities Fund have a 12b-1 Plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Flag Investors Communications Fund have a 12b-1 plan, under which a distribution fee of up to 0.75% is deducted from class assets each year. Class C shares of Scudder Flag Investors Communications Fund also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have an up-front sales charge of 1.00%.

  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price             % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
----------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By phone                                  o Call (800) 621-1048 for instructions

--
----------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 62
existing accounts
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

You can place an order to buy or sell shares at any time that the fund is open for business. Once your order is received by the transfer agent, and it has been determined that it is in "good order," it will be processed at the next share price calculated. Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner).

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares-- net asset value per
share or NAV

To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
-------------------------------------   =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder Funds shares, or in any case, where a fall in share price created the low balance)

o pay for shares you sell by "redeeming in kind" that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o  reject or limit purchases of shares for any reason

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

Income for Scudder-Dreman Financial Services Fund is declared and paid in June and December.

Scudder Gold and Precious Metals Fund intends to pay dividends to shareholders annually in December.

Scudder Flag Investor Communications Fund and Scudder RREEF Real Estate Securities Fund each intend to pay distributions of substantially all of their income quarterly.

Each fund intends to pay distributions from realized capital gains annually, usually in December. If, necessary, each fund may distribute at other times as well to comply with the Internal Revenue Code 1986, as amended.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Because the REITs invested in by Scudder RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, the fund may not be able to determine how much of the fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the fund may request permission from the Internal Revenue Service each year for an extension of time until February 28 to issue Form 1099-DIV.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

You will participate in Fund distributions when they are declared, starting on the day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, the Fund will include any distribution received with your redemption proceeds.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports - These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) - This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                     SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza               Public Reference Section
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
www.scudder.com                         www.sec.gov
(800) 621-1048                          (202) 942-8090





Distributor

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


                                   SEC File Numbers:
SCUDDER
INVESTMENTS                        Scudder-Dreman Financial Services Fund       811-08599
                                   Scudder Flag Investors Communications Fund   811-5969
A Member of                        Scudder Gold and Precious Metals Fund        811-5565
Deutsche Asset Management [LOGO]   Scudder RREEF Real Estate Securities Fund    811-09589

                           SCUDDER MUTUAL FUNDS, INC.

                      Scudder Gold and Precious Metals Fund

                              SCUDDER EQUITY TRUST

                     Scudder-Dreman Financial Services Fund

                          Class A, Class B and Class C

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder Mutual Funds, Inc. (the "Corporation"), with respect to Scudder Gold and Precious Metals Fund (a "Fund") and Scudder Equity Trust (the "Trust") with respect to Scudder-Dreman Financial Services Fund (a "Fund" and collectively with Scudder Metals Fund, the "Funds") dated March 1, 2003, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders dated October 31, 2002 for Scudder Gold and Precious Metals Fund and November 30, 2002 for Scudder-Dreman Financial Services Fund accompany this Statement of Additional Information. They are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3

MANAGEMENT OF THE FUNDS.......................................................25
   Investment Advisor.........................................................25
   Administrative Agreement...................................................33
   Principal Underwriter .....................................................34
   Brokerage Commissions......................................................39

FUND SERVICE PROVIDERS........................................................42
   Independent Accountants and Reports to Shareholders........................42
   Independent Auditors and Reports to Shareholders...........................42
   Legal Counsel..............................................................42
   Fund Accounting Agent......................................................42
   Custodian, Transfer Agent and Shareholder Service Agent....................43

PERFORMANCE...................................................................43

PURCHASE AND REDEMPTION OF SHARES.............................................48

TAXES.........................................................................58

NET ASSET VALUE...............................................................60

OFFICERS AND DIRECTORS........................................................61

FUND ORGANIZATION.............................................................74

ADDITIONAL INFORMATION........................................................76

FINANCIAL STATEMENTS..........................................................77

RATINGS OF INVESTMENTS........................................................78



                                       i
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                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended, (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(5) purchase physical commodities or contracts relating to physical commodities; or


(6)   make loans to other persons, except (i) loans of portfolio securities, and
      (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(7) concentrate its investments in a particular industry, except as permitted under the 1940 Act, as amended, and is interpreted or modified by regulatory authority having jurisdiction, from time to time; except that Scudder Gold and Precious Metals Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of Scudder Mutual Funds, Inc. (the "Corporation") on behalf of Scudder Gold and Precious Metals Fund and the Trustees of Scudder Equity Trust (the "Trust") on behalf of Scudder-Dreman Financial Services Fund have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors/Trustees based upon current circumstances. Non-fundamental policies may be changed by the Directors/Trustees of the Corporation/Trust without requiring prior notice to or approval of shareholders.


As a matter of non-fundamental policy, each Fund currently does not intend to:


(a) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(g) lend portfolio securities in an amount greater than 5% of its total assets; and


(h) (Scudder-Dreman Financial Services Fund) invest more than 15% of net assets in illiquid securities.


Scudder Gold and Precious Metals Fund

The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The Fund may invest up to 25% of its assets in wholly owned subsidiaries of the Corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Scudder-Dreman Financial Services Fund

While the Fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of total assets in investment-grade debt securities. The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by Deutsche Investment Management Americas Inc. (the "Advisor").

While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. For temporary purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments, high debt securities without equity features and, with respect to Scudder-Dreman Financial Services Fund, high grade debt securities.

Concentration. Each Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of industries which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Master/feeder Fund Structure. The Board of Directors/Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                       INVESTMENT POLICIES AND TECHNIQUES




Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for each Fund based on its investment restrictions, as described herein and in the applicable prospectus of each Fund.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (mortgage-backed securities), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).



Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.


Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.


Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary

Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the counterparty) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's Investors Service, Inc., (Moody's) or below BBB by Standard & Poor's Rating Services ("S&P") and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or paying kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield/high risk securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security. Prices for below investment grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. ).

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.


IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).


Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority

Investment-Grade Bonds. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the Central Funds) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.




Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (Lenders). A fund's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of portions of Loans (Assignments) from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.




Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


The fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price. Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Under the supervision of the Board of Directors/Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.




The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's/Trust's Board of Directors/Trustees.


Pursuant to an investment management agreement (each an "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The current Agreements, dated April 5, 2002, for each Fund were last approved by the Directors/Trustees of Scudder Gold and Precious Metals Fund on August 12, 2002 and for Scudder-Dreman Financial Services Fund on September 26, 2002. The Agreements had an initial term ending September 30, 2002 and continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such Agreements or interested persons of the Advisor or the Corporation/Trust ("Independent Trustees" or Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's/Trust's Directors/Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's/Trust's Articles of Incorporation/Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees of the Corporation/Trust may from time to time establish. The Advisor also advises and assists the officers of the Corporation/Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds' federal, state and local tax returns; preparing and filing each Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget; processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors/Trustees.


Scudder Gold and Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder-Dreman Financial Services Fund pays the Advisor an advisory fee at the annual rate of 0.75% of the first $250,000,000 of average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the unpaid fee then accrued on the books of the Fund..


The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.


Fund                                     Fiscal 2002  Fiscal 2001   Fiscal 2000
----                                     -----------  -----------   -----------

Scudder Gold and Precious Metals Fund     $1,237,708   $928,880      $974,563
Scudder-Dreman Financial Services Fund    $1,237,708   $961,912     $1,286,014


Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees/Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees/Directors of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation/Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's/Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.


In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors/Trustees of the Corporation/Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.




Board's Approval of New Investment Management Agreements for Scudder-Dreman Financial Services Fund


The Board of Scudder-Dreman Financial Services Fund approved a new investment management agreement with the Advisor for the Fund at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreement took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.


The terms of each new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as Sub-advisors to perform certain of its duties.


In considering whether to approve the new investment management agreement for the Fund, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Trustees met numerous times separately. Throughout the process, the Independent Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Fund. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.


Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board's Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder-Dreman Financial Services Fund

The Board of Trustees approved the renewal of the Fund's advisory contract on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Trustees, separately, and the Fund's Oversight Committee met on several occasions to consider the renewal of the Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2002, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed the Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Gold and Precious Metals Fund

The Directors approved the continuation of the Fund's current investment management agreement in August 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, of the Fund and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Fund.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Fund and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Sub-Advisor. Deutsche Investments Australia Limited ("DIAL"), Level 42, AAP Centre, 259 George Street, Sydney, NSW 2000, Australia, an affiliate of the Advisor, is the sub-advisor for the Scudder Gold and Precious Metals Fund. DIAL serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DIAL has served as sub-advisor to the Fund since March 2001. On April 5, 2002, DIAL changed its name from Scudder Investments Australia Limited.

Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.


The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund and will terminate automatically upon assignment or upon termination of the Fund's Agreement.

The Advisor pays DIAL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average monthly net assets.

The table below shows the total sub-advisory fees paid by the Advisor to DIAL for the last three fiscal periods.

Fund                                     Fiscal 2002   Fiscal 2001   Fiscal 2000
----                                     -----------   -----------   -----------

Scudder Gold and Precious Metals Fund   $433,197,180   $253,882.77       N/A

Scudder Dreman-Financial Services Fund. Dreman Value Management, L.L.C, ("DVM"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the sub-advisor for the Scudder-Dreman Financial Services Fund. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. DVM was formed in April 1997 and has served as sub-advisor for Scudder-Dreman Financial Services Fund since its inception in March 1998.


Under the terms of the sub-advisory agreement, DVM perform some of the functions of the advisor.


The sub-advisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreement.


The sub-advisory agreement remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement had an initial term ending February 1, 2003 and year to year continues year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and
(b) by the shareholders or the Board of Trustees of the Trust. The sub-advisory agreement may be terminated at any time upon 90 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Board's Approval of a New Sub-Advisory Agreement for Scudder-Dreman Financial Services Fund

On February 4, 2002, in connection with the Deutsche Bank acquisition transaction, the Board, including the Non-interested Trustees, voted unanimously to approve a new sub-advisory agreement with DVM (the "New DVM Sub-Advisory Agreement"), which was subsequently approved by shareholders of the Fund. In considering whether to approve the New DVM Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. Based on the facts that (i) the sole reason the Board considered the New DVM Sub-Advisory Agreement was due to the effects of the Deutsche Bank acquisition transaction and unrelated to the performance or structure of DVM and (ii) the New DVM Sub-Advisory Agreement is substantially identical to the previous sub-advisory agreement with DVM, the Board did not conduct a special review on the operations of DVM in approving the New DVM Sub-Advisory Agreement.

Board Considerations in Connection with Annual Renewal of the New DVM Sub-Advisory Agreement for Scudder-Dreman Financial Services Fund

The Trustees approved the renewal of the New DVM Sub-Advisory Agreement between the Advisor and DVM, respectively, on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Trustees, separately, and the Fund's Oversight Committee met to consider the renewal of the New DVM Sub-Advisory Agreement with respect to the Fund. In determining whether to renew the New DVM Sub-Advisory Agreement, the Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the sub-advisor, including (i) the investment performance of the Fund relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approaches of the sub-advisor, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Fund. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by DVM to the Fund and other funds managed by the Advisor; and DVM's relationship with the Advisor and experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to DVM.

The Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Fund                 Annual Sub-advisor Fee Rate
------------------------------------                 ---------------------------


$0-$250 million                                                  0.240%
$250 million -  $1 billion                                       0.230
$1 billion - $2.5 billion                                        0.224
$2.5 billion - $5 billion                                        0.218
$5 billion - $7.5 billion                                        0.208
$7.5 billion - $10 billion                                       0.205
$10 billion - $12.5 billion                                      0.202
Over $12 billion                                                 0.198


The table below shows the total sub-advisory fees paid by the Advisor to DVM for the last three fiscal periods.


Fund                                      Fiscal 2002  Fiscal 2001  Fiscal 2000
----                                      -----------  -----------  -----------

Scudder-Dreman Financial Services Fund    $35,069.52   $448,422.00  $410,209.69




AMA InvestmentLink(SM) Program

(Scudder Gold and Precious Metals) Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor/subadvisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust/Corporation and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective July 1, 2001 for Scudder-Dreman Financial Services Fund and December 29, 2000 for Scudder Gold and Precious Metals Fund (Class A, Class B and Class
C), each Fund entered into an administrative services agreement with the Advisor (each an "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.675% for Class A, 0.725% for Class B and 0.70% for Class C for Scudder Gold and Precious Metals Fund and 0.35% for Class A, 0.40% for Class B and 0.375% for Class C for Scudder-Dreman Financial Services Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Administrative Fees paid to each Fund are set forth below:

For Scudder Gold and Precious Metals Fund, for the year ended October 31, 2002, the Administrative Fees charged to Class A, Class B and Class C were as follows:
$28,108, $15,725 and $6,228, respectively.

For Scudder Gold and Precious Metals Fund for the period June 25, 2001 (commencement of Administrative Agreement) through October 31, 2001, the administrative expense charged to the Fund was as follows:

                              Unpaid at October   Unpaid at October   Unpaid at October
                                  31, 2001            31, 2001            31, 2001
Class A   Class B   Class C        Class A             Class B             Class C
-------   -------   -------        -------             -------             -------

 $342       $265      $33           $154                $177                 $20

For Scudder-Dreman Financial Services Fund for the year ended November 30, 2002, the Administrative Fees charged to Class A, Class B and Class C were as follows:

         Class A                  Class B                 Class C
         -------                  -------                 -------

        $239,690                 $296,586                 $57,624

For Scudder-Dreman Financial Services Fund for the period June 25, 2001 (commencement of Administrative Agreement) through November 30, 2001, the administrative expense charged to the Fund was as follows:

                                               Unpaid at November      Unpaid at November     Unpaid at November
                                                    30, 2001                30, 2001               30, 2001
    Class A         Class B       Class C            Class A                Class B                 Class C
    -------         -------       -------            -------                -------                 -------
    $119,659        $147,430      $29,955            $24,396                $30,270                 $6,160

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund are not borne by the Advisor under the Administrative Agreement, such as organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, trustee counsel fees and expenses and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel. In addition, each Fund will continue to pay the fees required by its Investment Management Agreement.

Each Administrative Agreement will terminate on September 30, 2003. Without each Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses at 1.50% for Class A, Class B and Class C shares, respectively, of Scudder Gold and Precious Metals Fund and 1.40% for Class A, Class B and Class C shares, respectively, of Scudder-Dreman Financial Services Fund. As in the case of the Administrative Agreement, these limitations exclude organization expenses, taxes, brokerage, interest , Rule 12b-1 and/or service fee, trustee/director counsel fees and expenses and extraordinary expenses and the fees.

Principal Underwriter

Pursuant to an Underwriting and Distribution Services Agreement (a "Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for each Fund, dated April 5, 2002 were last approved by the Directors on August 12, 2002 for Scudder Gold and Precious Metals Fund and by the Trustees on September 26, 2002 for Scudder-Dreman Financial Services Fund. Each Distribution Agreement had an initial term ending September 30, 2002 and each continues from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the applicable Fund, including the Directors/Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.


With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25%(calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.


SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.


Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by the Fund under the Services Agreement as set forth below:

Fund                                    Fiscal Year  Class A   Class B  Class C
----                                    -----------  -------   -------  -------

Scudder-Dreman Financial Services Fund      2002     $239,690  $296,586  $57,624
                                            2001     $119,659  $147,430  $29,955

Fund                                    Fiscal Year  Class A   Class B  Class C
----                                    -----------  -------   -------  -------

Scudder Gold and Precious Metals Fund       2002     $28,108   $15,725   $6,228
                                            2001     $342      $265      $33
                                            2000*    N/A       N/A       N/A

* For the period ended October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $44,318.


Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                Other Distribution Expenses Paid by
     Underwriter for 10 Month Period Ended October 31, 2002

                                              Contingent
                   12b-1 Fees  Compensation    Deferred    Compensation   Advertising              Marketing     Misc.
                     Paid        Retained    Sales Charge   Paid by SDI      and       Prospectus  and Sales   Operating   Interest
                     to SDI       by SDI     Paid to SDI     to Firms     Literature    Printing    Expenses   Expenses    Expenses
                     ------       ------     -----------     --------     ----------    --------    --------   --------    --------

Scudder Gold and
Precious Metals
Fund
  Class A           $10,410      $2,129.57          N/A      $8,280.43
  Class B           $21,690     $19,482.31      $18,127       $2207.69      $11,493      $1,811      $6,151     $5,457       $3,466
  Class C            $8,897      $7,670.56       $3,528      $1,289.44        $8409      $1,167      $3,143     $3,693           $0

                 Other Distribution Expenses Paid by
    Underwriter for 11 Month Period Ended November 30,  2002

Scudder Dreman
Financial
Services Fund
  Class A          $171,207     $20,937.89          N/A    $150,269.11
  Class B          $741,464    $588,121.69     $192,385    $153,342.31      $13,654      $2,712     $11,554     $7,211     $129,178
  Class C          $153,665     $36,191.59       $5,951    $117,473.41       $5,614      $1,280      $5,866     $3,007           $0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                               Aggregate       Aggregate                                    Aggregate
                                                 Sales        Commissions      Aggregate Commissions       Commissions
Fund                           Fiscal Year    Commissions    Paid to Firms    Paid to Affiliated Firms   Retained by SDI
----                           -----------    -----------    -------------    ------------------------   ---------------

Scudder Gold and Precious         2002           $23,000          $8,000                $6,000                 $9,000
Metals Fund
                                  2001                 0               0                     0                      0
                                  2000                 0               0                     0                      0

Scudder Dreman Financial          2002           $52,000         $41,000                     0                $11,000
Services Fund
                                  2001          $114,000         $61,000               $25,000                $28,000
                                  2000          $162,000         $74,000               $34,000                $54,000


Brokerage


Allocation of brokerage may be placed by the Advisor, or if applicable, a Fund's.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term "research services", may includes, but are not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


Scudder Gold and Precious Metals Fund

For the fiscal years ended October 31, 2002, 2001 and 2000 the Fund paid total brokerage commissions of $1,305,210, $591,339 and $78,841, respectively

Scudder-Dreman Financial Services Fund

For the fiscal years ended November 30, 2002, 2001 and 2000, the Fund paid total brokerage commissions of $97,563, $96,351 and $37,245.

                                                  Percentage of          Dollar Amount of       Dollar Amount of
                         Percentage of       Transactions Involving    Commissions Paid to        Transactions
                      Commissions Paid to      Commissions Paid to         Brokers for           Allocated for
Name of Fund           Affiliated Brokers      Affiliated Brokers       Research Services      Research Services
------------           ------------------      ------------------       -----------------      -----------------

Scudder Gold and               0%                      0%                   $1,000,835            $302,321,367
Precious Metals Fund
Scudder Dreman                 0%                      0%                    $65,555              $44,295,043
Financial Services
Fund

Brokerage -- Dreman Value Management, L.L.C.

Under the sub-advisory agreement between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases of Scudder-Dreman Financial Securities Fund's securities. At times, investment decisions may be made to purchase or sell the same investment securities of the Funds and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Funds will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Funds. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for the Fund in some cases.

DVM, in effecting purchases and sales of securities for the account of each Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. When it can be done consistently with the policy of obtaining the most favorable net results, DVM may place orders with firms that provide market, statistical and other research information to the Funds or DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. The sub-advisory fee paid by the Advisor to DVM is not reduced because these research services are received.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:


The portfolio turnover rates for Scudder Gold and Precious Metals Fund for the fiscal year ended October 31, 2002 and 2001 were 163% and 113%, respectively.

The portfolio turnover rates for Scudder Financial Services Fund for the fiscal years ended November 30, 2002 and 2001 were 16% and 17%, respectively.

                             FUND SERVICE PROVIDERS


Independent Accountants and Reports to Shareholders


The financial highlights of Scudder Gold and Precious Metals Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers, LLP, independent accountants, 160 Federal Street, Boston, MA 02110, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and unaudited semi-annual financial statements.


Independent Auditors and Reports to Shareholders


The financial highlights of Scudder-Dreman Financial Services Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray, One International Place, Boston, MA 02110, serves as legal counsel to Scudder Gold and Precious Metals Fund.

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, IL 60601, serves as legal counsel to Scudder-Dreman Financial Services Fund.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, Scudder Gold and Precious Metals Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of 1$ billion, plus holding and transaction charges for this service.

For the year ended November 30, 2000, SFAC charged Scudder-Dreman Financial Services Fund $77,725. Prior to June 25, 2001, the amount charged by SFAC aggregated $41,886.

In accordance with the Administrative Agreement, the above fees have been paid by the Advisor since June 25, 2001, but will be borne by the Funds directly upon termination of the Administrative Agreement on September 30, 2003.


Custodian, Transfer Agent and Shareholder Service Agent


Brown Brothers Harriman & Company ("BBH") 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Scudder Gold and Precious Metals Fund. Scudder-Dreman Financial Services employs State Street Bank and Trust Company ( "SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 under the 1940 Act. SSB and BBH attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the fund.

Scudder Investments Service Company (SISC), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is Scudder Gold and Precious Metals Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

SSB is also Scudder-Dreman Financial Services Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company (SISC), 811 Main Street, Kansas City, Missouri 64105-2005, formerly known as Kemper Service Company and an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund. SISC receives as transfer agent an annual account fee of $10.00 per account ($18.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.08% and out-of-pocket expense reimbursement.

In accordance with the Administrative Agreement, the above fees have been paid by the Advisor since June 25, 2001, but will be borne by the Funds directly upon termination of the Administrative Agreement on September 30, 2003.

Each custodian's fee may be reduced by certain earnings credits in favor of each Fund.


                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge. Class B performance information includes the effect of the maximum contingent deferred sales charge. Class C performance information includes the effect of the maximum initial sales charge and the maximum contingent deferred sales charge.

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years, ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations) and the life of a Fund, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)^1/n - 1

     Where:

     T     =  Average Annual Total Return
     P     =  a hypothetical initial investment of $1,000
     N     =  number of years
     ERV   =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

   Average Annual Total Returns for the Period Ended October 31, 2002(1)(2)(3)

                                                   1 Year    5 Years  10 Years
                                                   ------    -------  --------

Scudder Gold and Precious Metals Fund -- Class A   29.95%     0.51%    4.14%
Scudder Gold and Precious Metals Fund -- Class B   33.71%     0.69%    3.92%
Scudder Gold and Precious Metals Fund -- Class C   35.40%     0.71%    3.84%

(1) Because Class A, B and C shares were not introduced until June 25, 2001, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares. As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses. If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the life of the Fund would have been lower.

(2) On September 15, 1998, the Fund changed its fiscal year end from June 30 to October 31.

(3) Total returns would have been lower if operating expenses hadn't been reduced.

   Average Annual Total Returns for the Period Ended November 30, 2002(1) (2)
   --------------------------------------------------------------------------

                                                      1 Year       Life of Fund*
                                                      ------       -------------

Scudder-Dreman Financial Services Fund -- Class A    -10.64%           0.26%
Scudder-Dreman Financial Services Fund -- Class B     -8.86%           0.25%
Scudder-Dreman Financial Services Fund -- Class C     -6.87%           0.53%

(1) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(2) Total returns would have been lower if operating expenses hadn't been reduced.

*     Since March 9, 1998.

After-tax returns are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)
           -----------------------------------------------------------

                                 P(1+T)^n = ATVD

Where:

     P     =  a hypothetical initial investment of $1,000
     T     =  average annual total return (after taxes on distributions)
     n     =  number of years
     ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                P(1+T)^n = ATVDR

Where:

     P     =  a hypothetical initial investment of $1,000
     T     =  average annual total return (after taxes on distributions and redemption)
     N     =  number of years
     ATVDR =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for a Fund or class will vary based on changes in market conditions and the level of the Funds' and class' expenses.

Aggregate Total Returns (Before Taxes)

The Funds, when advertising aggregate total return before taxes for a class of its shares, compute such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1/P

Where:

    P    =    a hypothetical initial investment of $1,000
    ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion)

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum applicable sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Funds' shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as aggregate total return (as described above).

Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

If a Fund's fees or expenses are being contractually waived or absorbed by the Advisor, that Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and/or quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Each Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size as compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund may be advertised as an investment choice in Scudder's college planning program.

Each Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)                        Compensation Schedule #2(2)          Compensation Schedule #3(2)(3)
---------------------------                        ---------------------------          ------------------------------
                                       As a                                 As a                                As a
Amount of                          Percentage of     Amount of           Percentage of       Amount of       Percentage of
Shares Sold                       Net Asset Value   Shares Sold         Net Asset Value     Shares Sold     Net Asset Value
-----------                       ---------------   -----------         ---------------     -----------     ---------------

$1 million to $5 million               1.00%       Under $15 million        0.75%       Over $15 million    0.25% - 0.50%

Over $5 million to $50 million         0.50%              --                 --                --                --

Over $50 million                       0.25%              --                 --                --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount recordkeeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount recordkeeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or such individuals, spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                          Sales Charge
                                          ------------
                                                                                  Allowed to Dealers
                                    As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                    Offering Price       Net Asset Value*         Offering Price
------------------                    --------------       ----------------         --------------

Less than $50,000                           5.75%                  6.10%                 5.20%
$50,000 but less than $100,000              4.50                   4.71                  4.00
$100,000 but less than $250,000             3.50                   3.63                  3.00
$250,000 but less than $500,000             2.60                   2.67                  2.25
$500,000 but less than $1 million           2.00                   2.04                  1.75
$1 million and over                         .00**                   .00**               ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons;

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount recordkeeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The

Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Purchase of Class C Shares. Effective February 3, 2003, Class C shares are offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Funds' prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

o Exchanges as of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003; o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

You financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined with the exception of orders received from employer-sponsored employee benefit plans using the subaccount record keeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Flex Plans prior to October 1, 2002 will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount."

Flex Plans set up on the Flex recordkeeping system after October 1, 2002 will automatically purchase Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A shares.

Redemptions

A Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year's charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. After 6 years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Scudder Gold and Precious Metals Funds intends to pay dividends and distributions to shareholders in December. Scudder-Dreman Financial Services Fund declares and pays income in June and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund/Portfolio may be subject to state and local taxes on distributions received from the Fund/Portfolio and on redemptions of a Fund's/Portfolio's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund/Portfolio, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Scudder Gold and Precious Metals Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) may be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE




The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS

Scudder Mutual Funds, Inc.

The following table presents certain information regarding the Directors and Executive Officers for Scudder Gold and Precious Metals Fund as of March 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Independent Directors

Name, Age, Position(s) Held                                                                        Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Time Served(1)               Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)    President, WGBH Educational Foundation. Directorships: American              47
Director, 1990-present       Public Television; New England Aquarium; Becton Dickinson and
                             Company (medical technology company); Mass Corporation for
                             Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy;
                             Public Broadcasting Service; Boston Museum of Science
---------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)     President, Driscoll Associates (consulting firm); Executive Fellow,          47
Director, 1987-present       Center for Business Ethics, Bentley College; formerly, Partner,
                             Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                             General Counsel, Filene's (1978-1988). Directorships: CRS Technology
                             (technology service company); Advisory Board, Center for Business
                             Ethics, Bentley College; Board of Governors, Investment Company
                             Institute; former Chairman, ICI Directors Services Committee
---------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler (73)        Senior Fellow and Economic Counsellor, The Conference Board, Inc.            47
Director, 1988-present       (not-for-profit business research organization). Directorships: The
                             Harris Insight Funds (registered investment companies; 22 funds overseen)
---------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s) Held                                                                        Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Time Served(1)               Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox (48)            Managing Partner, Exeter Capital Partners (private equity funds).            47
Director, 1996-present       Directorships: Facts on File (school and library publisher);
                             Progressive Holding Corporation (kitchen importer and distributor);
                             Cloverleaf Transportation Inc. (trucking); K-Media, Inc.
                             (broadcasting); Natural History, Inc. (magazine publisher); National
                             Association of Small Business Investment Companies (trade
                             association)
---------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)           Retired. Formerly, Chairman of the Quality Control Inquiry                   47
Director, 2002-present       Committee, American Institute of Certified Public Accountants
                             (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household
                             International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation
                             (personal consumer products)
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)  Retired. Formerly, Consultant (1997-2001); Director, U.S. General            47
Director, 1999-present       Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P.
                             (law firm) (1978-1996). Directorships: The William and Flora Hewlett
                             Foundation; Service Source, Inc.
---------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (59)          Managing Partner, First Light Capital (venture capital group)                47
Director, 1994-present       (2000-present); formerly, Special Limited Partner, TL Ventures
                             (venture capital fund) (1996-1998); General Partner, TL Ventures
                             (1994-1996); President and Chief Operating Officer, Safeguard
                             Scientifics, Inc. (public technology business incubator company)
                             (1991-1993). Directorships: Sonesta International Hotels, Inc.;
                             Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay.
                             Trusteeships: Connecticut College, Chair, Finance Committee;
                             Northeastern University, Chair, Funds and Endowment Committee
---------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (66)            Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly,           47
Director, 2002-present       President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds
                             (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation
                             (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak);
                             formerly, Chairman and Member, National Transportation Safety Board
---------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held                                                                           Number of Funds
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Time Served(1)                  Other Directorships Held                                              Overseen
------------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,4) (57)       Managing Director of Deutsche Bank Securities Inc. (formerly                 198
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999
President, 2002-present         to present); Director and President, Investment Company Capital
                                Corp. (registered investment advisor) (1996 to
                                present); Director, Deutsche Global Funds, Ltd.
                                (2000 to present), CABEI Fund (2000 to present),
                                North American Income Fund (2000 to present)
                                (registered investment companies); Director,
                                Scudder Global Opportunities Fund (since 2003);
                                Director/Officer Deutsche/Scudder Mutual Funds
                                (various dates); President, Montgomery Street
                                Income Securities, Inc. (2002 to present)
                                (registered investment companies); Vice President,
                                Deutsche Asset Management, Inc. (2000 to present);
                                formerly, Director, ISI Family of Funds (registered
                                investment companies; 4 funds overseen) (1992-1999)
------------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(3) (44)  Managing Director of Deutsche Asset Management; President of Scudder         n/a
President, 2000-present         Investor Services Corp. (1999-present); President of Scudder Service
                                Corp. (2000-present); President of Scudder Financial Services, Inc.
                                (1999-present); Vice President and Director of Scudder Distributors,
                                Inc. (2000-present); formerly, Executive Vice President of Dreyfus
                                Service Corp. (1995-1997); Senior Vice President of The Boston
                                Company Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)
------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(4) (48)        Managing Director of Deutsche Asset Management (2002-present) and            n/a
Vice President and              Director, Deutsche Global Funds Ltd. (2002-present); formerly,
Assistant Secretary,            Director, Deutsche Asset Management (1999-2002); Principal, BT Alex.
2002-present                    Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                                Assistant General Counsel, United States Securities and Exchange
                                Commission (1993-1998)
------------------------------------------------------------------------------------------------------------------------
John Millette (40)              Vice President of Deutsche Asset Management                                  n/a
Vice President and
Secretary, 1999-present
------------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);                  n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services (1992-2001);
                                Senior Manager, Prudential Mutual Fund Services (1987-1992)
------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present). Formerly,          n/a
Treasurer, 2002-present         Vice President and Department Head, BT Alex. Brown Incorporated (now
                                Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers
                                & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
------------------------------------------------------------------------------------------------------------------------
Brenda Lyons (40)               Managing Director of Deutsche Asset Management                               n/a
Assistant Treasurer,
2000-present
------------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                               n/a
Assistant Secretary,
1997-present
------------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

(2) Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

(3)   Address: 222 South Riverside Plaza, Chicago, Illinois

(4)   Address: One South Street, Baltimore, Maryland

Interested Director and Officers

--------------------------------------------------------------------------------------------------------------------
Name, Age, Position(s)                                                                             Number of Funds
Held with the Corporation and   Principal Occupation(s) During Past 5 Years                        in Fund Complex
Length of Time Served(1)        and Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,4) (57)       Managing Director, Deutsche Bank Securities Inc. (formerly               198
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present         (1999-present); Director and President, Investment Company
                                Capital Corp. (registered investment advisor) (1996-present);
                                Director, Deutsche Global Funds, Ltd. (2000-present); CABEI Fund
                                (2000-present); North American Income Fund (2000-present)
                                (registered investment companies); President, DB Hedge Strategies
                                Fund LLC (June 2002- present), Montgomery Street Income
                                Securities, Inc. (2002-present) (registered investment
                                companies); Vice President, Deutsche Asset Management, Inc.
                                (2000-present); formerly, Director, ISI Family of Funds
                                (registered investment companies; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(3) (44)  Managing Director of Deutsche Asset Management; President of             n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President and
                                Director of Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp. (1995-1997);
                                Senior Vice President of The Boston Company Advisors (1991-1995).
                                Directorships: Trustee, Crossroads for Kids, Inc. (serves at-risk children)
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(4) (48)        Managing Director, Deutsche Asset Management (2002-present) and          n/a
Vice President and Assistant    Director, Deutsche Global Funds Ltd. (2002-present); formerly,
Secretary, 2002-present         Director, Deutsche Asset Management (1999-2002); Principal, BT
                                Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States Securities
                                and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette (40)              Vice President of Deutsche Asset Management                              n/a
Vice President and Secretary,
1999-present
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);              n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services (1992-2001);
                                Senior Manager, Prudential Mutual Fund Services (1987-1992)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Age, Position(s)                                                                             Number of Funds
Held with the Corporation and   Principal Occupation(s) During Past 5 Years                        in Fund Complex
Length of Time Served(1)        and Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present);                n/a
Treasurer, 2002-present         formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                                Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons (40)               Managing Director of Deutsche Asset Management                           n/a
Assistant Treasurer,
2000-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                           n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------------------------
Darko Kuzmunovic (41)           Vice President of Deutsche Asset Management                              n/a
Vice President, 2001- present
--------------------------------------------------------------------------------------------------------------------
Euan Leckie (57)                Vice President of Deutsche Asset Management                              n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of the funds, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

(2) Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

(3)   Address: 222 South Riverside Plaza, Chicago, Illinois

(4)   Address: One South Street, Baltimore, Maryland

(5)   Address: 345 Park Avenue, New York, New York

Director' s and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, eight of the Board's nine members are "Independent Directors." That is, they are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Directors participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*; establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Director held 11 meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held seven meetings during calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chair), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during calendar year 2002.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at Directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                         Pension or
                                                     Retirement Benefits
                            Compensation from Name   Accrued as Part of   Total Compensation Paid
     Name of Director               of Fund             Fund Expenses       to Directors(4)(5)(6)
     ----------------               -------             -------------       ---------------------

Henry P. Becton, Jr.                 $846                    $0                   $170,000
Dawn-Marie Driscoll(1)               $879                    $0                   $180,000
Edgar R. Fiedler(5)                  $846                    $0                   $176,397
Keith R. Fox                         $844                    $0                   $170,000
Louis E. Levy(2)(4)*                 $638                    $0                   $157,346
Jean Gleason Stromberg               $829                    $0                   $165,000
Jean C. Tempel                       $808                    $0                   $164,000
Carl W. Vogt(3)*                     $641                    $0                   $159,846

*     Newly elected Directors, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Director.

(2)   Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.

(5) Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Directors beneficial share ownership as of December 31, 2002.

                               Dollar Range of      Aggregate Dollar Range of
                             Securities Owned in  Securities Owned in All Funds
                               Scudder Mutual          in the Fund Complex
    Name of Directors           Funds, Inc.           Overseen by Directors
    -----------------           -----------           ---------------------

Henry P. Becton, Jr.             $1 - $10,000           Over $100,000
Dawn-Marie Driscoll                  None               Over $100,000
Edgar R. Fiedler                     None               Over $100,000
Keith Fox                     $10,001 - $50,000         Over $100,000
Louis E. Levy                        None               Over $100,000
Richard T. Hale                      None               Over $100,000
Jean Gleason Stromberg               None               Over $100,000
Jean C. Tempel                       None               Over $100,000
Carl W. Vogt                         None               Over $100,000

Securities Beneficially Owned

As of December 31, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of December 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of January 28, 2003, 64,679 shares in the aggregate, or 5.15% of the outstanding shares of Scudder Gold and Precious Metal Fund, Class A were held in the name of Scudder Trust Co., FBO Satterlund Supply Co., P.O. Box 1757, Salem, New Hampshire 03079-1143 who may be deemed to be beneficial owner of such shares.

As of January 28, 2003, 150,238 shares in the aggregate, or 11.96% of the outstanding shares of Scudder Gold and Precious Metal Fund, Class A were held in the name of Prudential Securities Inc., 1 New York Plaza, New York, New York 10004-1901 who may be deemed to be beneficial owner of such shares.

As of January 28, 2003, 39,685 shares in the aggregate, or 11.77% of the outstanding shares of Scudder Gold and Precious Metal Fund, Class C were held in the name of MLPF&S, 4800 Deer Lake Drive East 2nd Floor, Jacksonville, Florida 32246-6486 who may be deemed to be beneficial owner of such shares.

Scudder Equity Trust

The following table presents certain information regarding the Trustees and Officers of Scudder-Dreman Financial Services Fund as of March 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-Interested Trustees

Name, Age, Position(s) Held                                                                                Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                               in Fund Complex
Time Served(1)               Other Directorships Held                                                      Overseen
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine (57)      Retired; formerly, Executive Vice President and Chief Risk Management                81
Trustee, 1999-present        Officer, First Chicago NBD Corporation/The First National Bank of Chicago
                             (1996-1998); Executive Vice President and Head of International Banking
                             (1995-1996). Directorships: Enron Corporation (energy trading firm)
                             (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank;
                             Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
----------------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)        Retired; formerly, Director of Management Consulting, McNulty & Company              81
Trustee, 1977-present        (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container
                             Corporation
----------------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (65)       Retired; formerly, Executive Vice President, A. O. Smith Corporation                 81
Trustee, 1980-present        (diversified manufacturer) (1963-1994)
----------------------------------------------------------------------------------------------------------------------------
James R. Edgar (56)          Distinguished Fellow, University of Illinois, Institute of Government and            81
Trustee, 1999-present        Public Affairs (1999-present); formerly, Governor, State of Illinois
                             (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo &
                             Son, Inc. (processor/packager/marketer of nuts, snacks and candy products);
                             Horizon Group Properties, Inc.; Youbet.com (online wagering platform);
                             Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (52)         President, Cook Street Holdings (consulting); Adjunct Professor, University          81
Trustee, 2002-present        of Denver; Consultant, World Bank/Inter-American Development Bank; formerly,
                             Project Leader, International Institute for Applied Systems Analysis
                             (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)
----------------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)       Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for           81
Trustee, 1981-present        the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999
----------------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (61)     Retired; formerly, President, Hood College (1995-2000); prior thereto,               81
Trustee, 1995-present        Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue
                             Service; Assistant Attorney General (Tax), U.S. Department of Justice.
                             Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College
----------------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)         Retired; Professor Emeritus of Finance, New York University, Stern School of         81
Trustee, 1988-present        Business (2001-present); formerly, Professor, New York University Stern
                             School of Business (1965-2001). Directorships: The Wartburg Foundation; The
                             Investment Fund for Foundations; Chairman, Finance Committee of Morehouse
                             College Board of Trustees; American Bible Society Investment Committee;
                             formerly, Director of Board of Pensions, Evangelical Lutheran Church in
                             America; member of the Investment Committee of Atlanta University Board of
                             Trustees
----------------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s) Held                                                                                Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                               in Fund Complex
Time Served(1)               Other Directorships Held                                                      Overseen
----------------------------------------------------------------------------------------------------------------------------
William P. Sommers (69)      Retired; formerly, President and Chief Executive Officer, SRI International          81
Trustee, 1979-present        (research and development) (1994-1998); prior thereto, Executive Vice
                             President, Iameter (medical information and educational service provider);
                             Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical
                             Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services)
----------------------------------------------------------------------------------------------------------------------------
John G. Weithers (69)        Retired; formerly, Chairman of the Board and Chief Executive Officer,                81
Trustee, 1993-present        Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance
                             Company; Chairman of the Members of the Corporation and Trustee, DePaul
                             University; formerly, International Federation of Stock Exchanges; Records
                             Management Systems
----------------------------------------------------------------------------------------------------------------------------

Interested Trustees and Officers

Name, Age, Position(s) Held                                                                                    Number of Funds
with the Fund and Length of      Principal Occupation(s) During Past 5 Years and                               in Fund Complex
Time Served(1)                   Other Directorships Held                                                      Overseen
--------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,3) (57)        Managing Director of Deutsche Bank Securities Inc. (formerly                        198
Chairman, Trustee and Vice       Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present          (1999-present); Director and President, Investment Company
                                 Capital Corp. (registered investment advisor) (1996-present);
                                 Director, Deutsche Global Funds, Ltd. (2000-present); CABEI
                                 Fund (2000-present); North American Income Fund (2000-present)
                                 (registered investment companies); President, DB Hedge
                                 Strategies Fund LLC (June 2002- present), Montgomery Street
                                 Income Securities, Inc. (2002-present) (registered investment companies); Vice President, Deutsche Asset Management, Inc.
                                 (2000-present); formerly, Director, ISI Family of Funds
                                 (registered investment companies; 4 funds overseen)
                                 (1992-1999)
--------------------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.(2) (44)   Managing Director of Deutsche Asset Management; President of Scudder                 81
Trustee and President,           Investor Services Corp. (1999-present); President of Scudder Service Corp.
2001-present                     (2000-present); President of Scudder Financial Services, Inc.
                                 (1999-present); Vice President and Director of Scudder Distributors, Inc.
                                 (2000-present); formerly, Executive Vice President of Dreyfus Service Corp.
                                 (1995-1997); Senior Vice President of The Boston Company Advisors
                                 (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
--------------------------------------------------------------------------------------------------------------------------------
Philip J. Collora (57)           Director of Deutsche Asset Management                                               n/a
Vice President and
Assistant Secretary,
1986-present
--------------------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s) Held                                                                                    Number of Funds
with the Fund and Length of      Principal Occupation(s) During Past 5 Years and                               in Fund Complex
Time Served(1)                   Other Directorships Held                                                      Overseen
--------------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(3) (48)         Managing Director of Deutsche Asset Management (2002-present) and Director,         n/a
Vice President and               Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche
Assistant Secretary,             Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now
2002-present                     Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel,
                                 United States Securities and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(4) (39)           Vice President of Deutsche Asset Management (2001-present); formerly,               n/a
Vice President, 2002-present     Director, John Hancock Signature Services (1992-2001); Senior Manager,
                                 Prudential Mutual Fund Services (1987-1992)
--------------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(4) (45)         Director of Deutsche Asset Management (April 2000 to present); formerly,            n/a
Treasurer, 2002-present          Vice President and Department Head, BT Alex. Brown Incorporated (now
                                 Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers &
                                 Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------------------
Brenda Lyons(4) (40)             Managing Director of Deutsche Asset Management                                      n/a
Assistant Treasurer,
1998-present
--------------------------------------------------------------------------------------------------------------------------------
John Millette(4) (40)            Vice President of Deutsche Asset Management                                         n/a
Secretary, 2001-present
--------------------------------------------------------------------------------------------------------------------------------
Caroline Pearson(4) (40)         Managing Director of Deutsche Asset Management                                      n/a
Assistant Secretary,
1998-present
--------------------------------------------------------------------------------------------------------------------------------
Joseph DeSantis++(43)            Managing Director of Deutsche Asset Management; formerly, Chief investment          n/a
Vice President 2002-present      officer at Chase Trust Bank in Tokyo, Japan, a division of Chase Global
                                 Asset Management and Mutual Funds
--------------------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

(3)   Address: One South Street, Baltimore, Maryland

(4)   Address: Two International Place, Boston, Massachusetts

Trustees' and Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:    Vice President and Director
Caroline Pearson:          Secretary
Philip J. Collora:         Assistant Secretary

Trustees' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Fund's Board has the following committees.

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held eight meetings during the calendar year 2002.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Non-interested Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held five meetings during the calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Lewis A. Burnham, Donald
L. Dunaway, John G. Weithers and William F. Glavin, Jr. The Valuation Committee did not hold any meetings during the calendar year 2002.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul
K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 10 meetings during the calendar year 2002.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chairman), John G. Weithers and Lewis A. Burnham. The Equity Oversight Committee held four meetings during the calendar year 2002.

Remuneration. Each Non-interested Trustee receives from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor which may have different fee schedules. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The Equivalent shadow shares, if any, are reflected below in the table describing the Trustees share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Non-interested Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the most recent calendar year.

                                Compensation from         Pension or Retirement       Total Compensation
                            Scudder-Dreman Financial  Benefits Accrued as Part of    Paid to Trustees from
Name of Trustee                   Services Fund               Fund Expenses           Fund Complex(4)(5)
---------------                   -------------               -------------           ------------

John W. Ballantine                   $2,498                          $0                   $225,470
Lewis A. Burnham                     $2,061                          $0                   $196,060
Donald L. Dunaway(1)                 $2,522                          $0                   $225,370
James R. Edgar(2)                    $1,980                          $0                   $183,770
Paul K. Freeman*                     $1,342                          $0                   $124,198
Robert B. Hoffman                    $1,986                          $0                   $187,210
Shirley D. Peterson(3)               $2,106                          $0                   $206,010
Fred B. Renwick                      $2,238                          $0                   $199,280
William P. Sommers                   $2,091                          $0                   $196,110
John G. Weithers                     $2,303                          $0                   $211,230

*     Newly elected Trustee effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $2,228.

(3) Includes $19,020 in annual retainer fees in Ms. Peterson's role as Lead Trustee.

(4) For each Trustee, (effective May 15, 2002 for Mr. Freeman) total compensation includes compensation for service on the boards of 33 trusts comprised of 85 funds. For Mr. Freeman, the total includes compensation for service, for partial periods, on the boards of 34 trusts comprised of 97 funds. Each Trustee, including Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 81 funds.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs. Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar, $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070 for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers. These meeting fees were borne by the Advisor.

Trustee Fund Ownership

Under the Trust's Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years a Non-interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee's personal investment needs. Each interested trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that best fit his or her own appropriate investment needs. The following table sets forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2002.

                               Dollar Range of        Aggregate Dollar Range of
                             Securities Owned in        Securities Owned in All
                           Scudder-Dreman Financial   Funds in the Fund Complex
Name of Trustee                Services Fund             Overseen by Trustee
---------------                -------------             -------------------

John W. Ballantine                  None                    Over $100,000
Lewis A. Burnham                    None                    Over $100,000
Donald L. Dunaway*              $1 - $10,000                Over $100,000
James R. Edgar*                     None                    Over $100,000
Paul K. Freeman                     None                    None
William F. Glavin, Jr.          $1 - $10,000                Over $100,000
Richard T. Hale                     None                    Over $100,000
Robert B. Hoffman                   None                    Over $100,000
Shirley D. Peterson                 None                    Over $100,000
Fred B. Renwick                     None                    Over $100,000
William P. Sommers                  None                    Over $100,000
John G. Weithers                    None                    Over $100,000

* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Governor Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

Securities Beneficially Owned

As of December 31, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of December 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of January 28, 2003, 78,151 shares in the aggregate, or 6.59% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of MLPF&S, 4800 Deer Lake Drive East 2nd Floor, Jacksonville, Florida 32246-6484 who may be deemed to be beneficial owner of such shares.


                                FUND ORGANIZATION

Organizational Description


Scudder-Dreman Financial Services Fund is a non-diversified series of Scudder Equity Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts.


Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Funds, Inc. a Maryland corporation organized in March 1988.

The Directors/Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors/Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors/Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B and Class C shares are offered by each Fund. Class S and Class AARP shares are offered by Scudder Gold and Precious Metals Fund.

A Fund generally is not required to hold meetings of its shareholders. Under the Articles of Incorporation/Agreement and Declaration of Trust of a Fund ("Articles of Incorporation"/"Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of directors/trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Articles of Incorporation/Declaration of Trust and as required by applicable law; (d) any amendment of the Articles of Incorporation/Declaration of Trust to the extent and as provided in the Articles of Incorporation/Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Articles of Incorporation/Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as a Director/Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.

The Corporation's Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing directors/trustees and until the election and qualification of a successor or until such director/trustee sooner dies, resigns, retires or is removed.

Any Trustee/Director may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees/Directors prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee/Director may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's/Corporation's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust/Corporation, shall apply to the Trustees/Directors in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee/Director and accompanied by a form of communication and request that they wish to transmit, the Trustees/Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Each Fund's Articles of Incorporation/Declaration of Trust authorizes the Board of Directors/Trustees to terminate a Fund or any class without shareholder approval.


                             ADDITIONAL INFORMATION


The CUSIP number of Scudder Gold and Precious Metals Fund - Class A is
810904-300.

The CUSIP number of Scudder Gold and Precious Metals Fund - Class B is
810904-409.

The CUSIP number of Scudder Gold and Precious Metals Fund - Class C is
810904-508.

The Fund has a fiscal year ending October 31. On September 15, 1998, the Board of the Fund changed the fiscal year end from June 30 to October 31.

The CUSIP number of Scudder Financial Services Fund - Class A is 81114P-107.

The CUSIP number of Scudder Financial Services Fund - Class B is 81114P-206.

The CUSIP number of Scudder Financial Services Fund - Class C is 81114P-305

The Fund has a fiscal year ending November 30.

This Statement of Additional Information contains the information about Scudder Gold and Precious Metals Fund and Scudder-Dreman Financial Services Fund . Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors/Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.


The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


Scudder Gold and Precious Metals Fund

The financial statements, including the portfolio of investments, of Scudder Gold and Precious Metals Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

Scudder-Dreman Financial Services Fund

The financial statements, including the portfolio of investments, of Scudder-Dreman Financial Services Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated November 30, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                           SCUDDER MUTUAL FUNDS, INC.

                      Scudder Gold and Precious Metals Fund


                             Class S and Class AARP














                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class AARP/S prospectus for the Fund, dated March 1, 2003, as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated October 31, 2002, accompanies this Statement of Additional Information. It is incorporated herein by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
INVESTMENT RESTRICTIONS.................................................2

INVESTMENT POLICIES AND TECHNIQUES......................................5

MANAGEMENT OF THE FUND.................................................23
   Investment Advisor..................................................23
   Brokerage...........................................................31
   Administrative Agreement............................................31

FUND SERVICE PROVIDERS.................................................33
   Underwriter.........................................................33
   Independent Accountants.............................................34
   Legal Counsel.......................................................34
   Fund Accounting Agent...............................................35
   Custodian...........................................................35
   Transfer Agent......................................................35

PERFORMANCE............................................................36

PURCHASE AND REDEMPTION OF SHARES......................................38

TAXES..................................................................45

NET ASSET VALUE........................................................47

OFFICERS AND DIRECTORS.................................................48

FINANCIAL STATEMENTS...................................................57

ADDITIONAL INFORMATION.................................................57

APPENDIX...............................................................58

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


The Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(5)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or


(6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Directors of the Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. Nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.


As a matter of non-fundamental policy, the Fund currently does not intend to:


(a)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g) lend portfolio securities in an amount greater than 5% of its total assets.


Scudder Gold and Precious Metals Fund

The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The Fund may invest up to 25% of its assets in wholly owned subsidiaries of the Corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.


The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. For temporary purposes, the Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments, high-quality debt securities without equity features.

Concentration. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of industries which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the master fund) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES




Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein and in the applicable prospectus of the Fund.


Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.


Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a the fund's investment policies, the fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the counterparty) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date.

The fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while the fund receives a fee as consideration for agreeing to repurchase the security, the fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the Fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

Illiquid Securities and Restricted Securities. The fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i)
only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Interfund Borrowing and Lending Program. The fund has received exemptive relief from the SEC, which permits the fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating fund to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the fund is actually engaged in borrowing through the interfund lending program, the fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available. The fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the fund's identification of such condition until the date of the SEC action, the fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the fund makes its investments. The fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the fund or to entities in which the fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. The fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the Central Funds) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery or even and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Loan Participations and Assignments. The fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (Lenders). The fund's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of portions of Loans (Assignments) from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When the fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

The fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Repurchase Agreements. The fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.


Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called Strategic Transactions). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. The fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under Use of Segregated and Other Special Accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options (OTC options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties (Counterparties) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as primary dealers or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization (NRSRO) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the fund, and portfolio securities covering the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

The fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be covered (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. The fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the fund requires the fund to segregate cash or liquid assets equal to the exercise price. Except when the fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund's obligations or to segregate cash or liquid assets equal to the amount of the fund's obligation. OTC options entered into by the fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if the fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Short Sales Against the Box. The fund may make short sales of common stocks if, at all times when a short position is open, the fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the fund may enter into short sales against the box.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


                             MANAGEMENT OF THE FUND

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. (Scudder), the investment advisor for the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (DeAM) and changed its name to Deutsche Investment Management Americas Inc. (DeIM or the Advisor). Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.


Pursuant to an investment management agreement (the Agreement) with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.


In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters.

Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The current Agreement, dated April 5, 2002, for the Fund was last approved by the Directors of Scudder Gold and Precious Metals Fund on August 12, 2002. The Agreement has an initial term ending September 30, 2002. The Agreement had an initial term ending September 30, 2002 and continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such an Agreement or interested persons of the Advisor or the Corporation ("Independent Trustees" or Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.


The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with its Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

Under the Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

Scudder Gold and Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees charged to the Fund for the last three fiscal years are shown in the table below:


Fund                           Fiscal 2002        Fiscal 2001        Fiscal 2000
----                           -----------        -----------        -----------
Scudder Gold and Precious
Metals Fund                     $1,237,708           $928,880           $974,563

Under its investment management agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names Scudder, Scudder Investments and Scudder, Stevens and Clark, Inc. (together, the Scudder Marks). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term Scudder Investments is the designation given to the services provided by DeIM and its affiliates to the Scudder Mutual Funds.


In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not interested persons of the Advisor are represented by independent counsel at the Funds' expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. The amounts are used for the general purposes of the AARP and its members.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Fund

The Directors approved the continuation of the Fund's current investment management agreement in August 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, of the Fund and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors Trustees included research services available to the Advisor by reason of brokerage business generated by the Fund.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Fund and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Sub-Advisor. Deutsche Investments Australia Limited (DIAL), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of the Advisor, is the sub-advisor for the Fund. DIAL serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DIAL has served as sub-advisor to the Fund since March 2001. On April 5, 2002, DIAL changed its name from Scudder Investments Australia Limited.

Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.


The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund and will terminate automatically upon assignment or upon termination of the Fund's Agreement.

The Advisor pays DIAL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average monthly net assets.

The table below shows the total sub-advisory fees paid by the Advisor to DIAL for the last three fiscal periods.


Fund                                   Fiscal 2002  Fiscal 2001  Fiscal 2000
----                                   -----------  -----------  -----------

Scudder Gold and Precious Metals Fund  $433,197.80  $253,882.77      N/A

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the AMA), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA
Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics


The Fund, the Advisor/Subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor/Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's/Subadvisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's/Subadvisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's/Subadvisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective October 2, 2000, the Fund entered into an administrative services agreement (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an annual administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets of the applicable class. One effect of this arrangement is to make the Fund's future expense ratio more predictable. However, the Fund will not benefit from economies of scale derived form increases in assets.

For the period October 2, 2000 through October 31, 2000, the Administrative Fee charged to the Fund aggregated $44,318, all of which was unpaid at October 31, 2000.

In accordance with the Administrative Agreement, for the fiscal year ended October 31, 2002 and October 31, 2001, the Administrative Fees charged to Class AARP and Class S were as follows:


                                                          Unpaid at 10/30/01       Unpaid at 10/30/01
Fiscal Year            Class AARP         Class S             Class AARP                Class S
-----------            ----------         -------             ----------                -------
2002                    $18,358           $739,202              $2,112                  $62,342
2001                     $2,625           $601,295              $1,125                  $57,473

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by the Fund's Board. The Administrative Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors, including the Independent Directors. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the independent directors (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Brokerage

Allocation of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or the Fund. The term "research services", may include, but are not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

For fiscal years ended October 31, 2002, 2001 and 2000 the fund paid aggregate brokerage commissions of $23,000, $206,223,195 and $214,122,718, respectively.

                                                      Percentage of          Dollar Amount of       Dollar Amount of
                             Percentage of        Transactions Involving    Commissions Paid to       Transactions
                          Commissions Paid to      Commissions Paid to          Brokers for          Allocated for
Name of Fund               Affiliated Brokers       Affiliated Brokers       Research Services     Research Services
------------               ------------------       ------------------       -----------------     -----------------
Scudder Gold and                   0%                       0%                  $1,000,835            $302,321,367
Precious Metals Fund

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

163% and 113% for the fiscal years ended October 31, 2002 and 2001.


Underwriter

The Corporation, on behalf of the Fund, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated April 5, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Directors on August 12, 2002.


Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.


The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to distribute shares of the Fund.

                             FUND SERVICE PROVIDERS

Independent Accountants

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and unaudited semi-annual financial statements.

Legal Counsel

Ropes & Gray, One International Place, Boston, MA, serves as legal counsel to the Fund and its Independent Directors.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. Pursuant to an agreement between SFAC and the Fund, the Fund is obligated to pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended October 31, 1999 SFAC's fee amounted to $49,857, of which $6,748 was unpaid as of October 31, 1999. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $41,044, of which $3,216 was unpaid as of October 31, 2000. The above fees have been paid for by the Advisor since October 2, 2000 in accordance with the Administrative Agreement, but will be borne by the Fund directly upon termination thereof.

Custodian

The Fund employs Brown Brothers Harriman & Company ("BBH") 40 Water Street, Boston, Massachusetts 02109, serves as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 of the 1940 Act. SSB and BBH attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the fund.

The Custodian's fee may be reduced by certain earnings credits in favor of the Fund.

Transfer Agent

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administrative Agreement, the Fund paid Service Corporation a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00. Pursuant to the Administrative Agreement, the above fees are have been paid for by the Advisor since December 31, 2000, but will be borne by the Fund directly upon termination of the Administrative Agreement on September 30, 2003.

Pursuant to a sub-transfer agency agreement between Service Corporation and DST Systems, Inc. ("DST"), Service Corporation has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by Service Corporation not by the fund.

Retirement Service Provider. Scudder Trust Company ("STC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. Prior to the implementation of the Administrative Agreement, Class S shares of the Fund paid annual service fees to STC for such accounts. For fiscal year ended October 31, 1999 the amount charged to the fund by STC aggregated $22,451, of which $5,577 was unpaid as of October 31, 1999. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $18,226, of which $4,638 is unpaid at October 31, 2000. Pursuant to the new Administrative Agreement, the above fees are currently paid for by the Advisor, but will be borne by the Fund directly upon termination thereof.

                                   PERFORMANCE


Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years, ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations) and the life of the Fund, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:
         T          =         Average Annual Total Return
         P          =         a hypothetical initial investment of $1,000
         N          =         number of years
         ERV        =         ending redeemable value: ERV is the value, at the end of the applicable  period, of a hypothetical $1,000 investment made at the beginning of the applicable period

       Average Annual Total Returns for the Period Ended October 31, 2002
       ------------------------------------------------------------------

                                     1 Year            5 Years          10 Years
                                     ------            -------          --------
Scudder Gold and
Precious Metals Fund-- Class S        38.36%             1.96%            5.03%


                                                 1 Year         Life of Fund
                                                 ------         ------------
Scudder Gold and
Precious Metals Fund-- Class AARP                38.51%            27.44%

After-tax returns are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)
           -----------------------------------------------------------

                                 P(1+T)^n = ATVD

Where:
    P          =     a hypothetical initial investment of $1,000
    T          =     average annual total return (after taxes on distributions)
    n          =     number of years
    ATVD       =     ending value of a  hypothetical  $1,000  payment
                     made at the  beginning  of the 1-,  5-, or 10-year
                     periods  at the  end of the  1-,  5-,  or  10-year
                     periods (or  fractional  portion),  after taxes on
                     fund   distributions   but  not  after   taxes  on
                     redemptions


Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)
   --------------------------------------------------------------------------

                                 P(1+T)n = ATVDR

Where:

         P           =       a hypothetical initial investment of $1,000
         T           =       average annual total return (after taxes on distributions and redemption)
         N           =       number of years
         ATVDR       =       ending value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or
                             10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional  portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1

Where:

         P          =         a hypothetical initial investment of $1,000
         ERV        =         ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion)

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum applicable sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;] (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as aggregate total return (as described above).

Figures relating to the growth in the total net assets of the Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of the Fund's and classes' performance data.

If the Fund's fees or expenses are being contractually waived or absorbed by the Advisor, the Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and/or quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

The Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size as compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The Fund may be advertised as an investment choice in Scudder's college planning program.

The Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (trade date).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Service Corporation (the Transfer Agent) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for

Class  AARP.   Confirmation   Statements  will  be  mailed  to  shareholders  as
notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.


The Fund may waive the minimum for purchases by its trustees, directors, officers or employees or the Advisor and its affiliates. SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares. Clients having a regular investment counsel account with the Advisor or its affiliates, members of the immediate families of such clients, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.


Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold

         Class  S  shares.   This  applies  for  individuals  who  begin  their
         retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors (RIAs) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (NASD) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (Direct Deposit), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder

Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.


In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the 15-Day Hold Policy). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a market timing strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.


The Fund intends to pay dividends and distributions to shareholders in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See .Combined Purchases for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the Code).


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund/Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations are not expected to comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund/Portfolio and on redemptions of the Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled is disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS

Scudder Mutual Funds, Inc.

The following table presents certain information regarding the Directors and Executive Officers for Scudder Gold and Precious Metals Fund as of March 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.



Independent Directors

Name, Age, Position(s) Held                                                                        Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Time Served^1                Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)    President, WGBH Educational Foundation. Directorships: American              47
Director, 1990-present       Public Television; New England Aquarium; Becton Dickinson and
                             Company (medical technology company); Mass Corporation for
                             Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy;
                             Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (56)     President, Driscoll Associates (consulting firm); Executive Fellow,          47
Director, 1987-present       Center for Business Ethics, Bentley College; formerly, Partner,
                             Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                             General Counsel, Filene's (1978-1988). Directorships: CRS Technology
                             (technology service company); Advisory Board, Center for Business
                             Ethics, Bentley College; Board of Governors, Investment Company
                             Institute; former Chairman, ICI Directors Services Committee

Edgar R. Fiedler (73)        Senior Fellow and Economic Counsellor, The Conference Board, Inc.            47
Director, 1988-present       (not-for-profit business research organization). Directorships: The
                             Harris Insight Funds (registered investment companies; 22 funds overseen)

Keith R. Fox (48)            Managing Partner, Exeter Capital Partners (private equity funds).            47
Director, 1996-present       Directorships: Facts on File (school and library publisher);
                             Progressive Holding Corporation (kitchen importer and distributor);
                             Cloverleaf Transportation Inc. (trucking); K-Media, Inc.
                             (broadcasting); Natural History, Inc. (magazine publisher); National
                             Association of Small Business Investment Companies (trade
                             association)

Louis E. Levy (70)           Retired. Formerly, Chairman of the Quality Control Inquiry                   47
Director, 2002-present       Committee, American Institute of Certified Public Accountants
                             (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household
                             International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation
                             (personal consumer products)

Jean Gleason Stromberg (59)  Retired. Formerly, Consultant (1997-2001); Director, U.S. General            47
Director, 1999-present       Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P.
                             (law firm) (1978-1996). Directorships: The William and Flora Hewlett
                             Foundation; Service Source, Inc.



                                       49

Name, Age, Position(s) Held                                                                        Number of Funds
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Time Served^1                Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (59)          Managing Partner, First Light Capital (venture capital group)                47
Director, 1994-present       (2000-present); formerly, Special Limited Partner, TL Ventures
                             (venture capital fund) (1996-1998); General Partner, TL Ventures
                             (1994-1996); President and Chief Operating Officer, Safeguard
                             Scientifics, Inc. (public technology business incubator company)
                             (1991-1993). Directorships: Sonesta International Hotels, Inc.;
                             Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay.
                             Trusteeships: Connecticut College, Chair, Finance Committee;
                             Northeastern University, Chair, Funds and Endowment Committee

Carl W. Vogt (66)            Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly,           47
Director, 2002-present       President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds
                             (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation
                             (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak);
                             formerly, Chairman and Member, National Transportation Safety Board



                                       50



                                       51

Interested Director and Officers
--------------------------------

Name, Age, Position(s) Held                                                                        Number of Funds
with the Corporation and     Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Length of Time Served^1      Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------

Richard T. Hale^2,4 (57)        Managing Director, Deutsche Bank Securities Inc. (formerly               198
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present         (1999-present); Director and President, Investment Company
                                Capital Corp. (registered investment advisor) (1996-present);
                                Director, Deutsche Global Funds, Ltd. (2000-present); CABEI Fund
                                (2000-present); North American Income Fund (2000-present)
                                (registered investment companies); President, DB Hedge Strategies
                                Fund LLC (June 2002- present), Montgomery Street Income
                                Securities, Inc. (2002-present) (registered investment
                                companies); Vice President, Deutsche Asset Management, Inc.
                                (2000-present); formerly, Director, ISI Family of Funds
                                (registered investment companies; 4 funds overseen) (1992-1999)

William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of             n/a
President, 2000-present         Scudder Investor Services Company (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President and
                                Director of Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp. (1995-1997);
                                Senior Vice President of The Boston Company Advisors (1991-1995).
                                Directorships: Trustee, Crossroads for Kids, Inc. (serves at-risk children)

Daniel O. Hirsch^4 (48)         Managing Director, Deutsche Asset Management (2002-present) and          n/a
Vice President and Assistant    Director, Deutsche Global Funds Ltd. (2002-present); formerly,
Secretary, 2002-present         Director, Deutsche Asset Management (1999-2002); Principal, BT
                                Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States Securities
                                and Exchange Commission (1993-1998)

John Millette (40)              Vice President of Deutsche Asset Management                              n/a
Vice President and Secretary,
1999-present

Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2000-present);              n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services (1992-2001);
                                Senior Manager, Prudential Mutual Fund Services (1987-1992)

Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present);                n/a
Treasurer, 2002-present         formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                                Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)

Brenda Lyons (40)               Managing Director of Deutsche Asset Management                           n/a
Assistant Treasurer,
2000-present

Caroline Pearson (40)           Managing Director of Deutsche Asset Management                           n/a
Assistant Secretary,
1997-present


                                       52

Name, Age, Position(s) Held                                                                        Number of Funds
with the Corporation and     Principal Occupation(s) During Past 5 Years and                       in Fund Complex
Length of Time Served^1      Other Directorships Held                                              Overseen
---------------------------------------------------------------------------------------------------------------------

Darko Kuzmanovic (41)           Vice President of Deutsche Asset Management                              n/a
Vice President, 2001- present

Euan Leckie (57)                Vice President of Deutsche Asset Management                              n/a
Vice President, 2002-present

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of the funds, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

2        Mr. Hale is considered an "interested person" of the Fund because of his affiliation with the Fund's Advisor.

3        Address:  222 South Riverside Plaza, Chicago, Illinois

4        Address: One South Street, Baltimore, Maryland

5        Address: 345 Park Avenue, New York, New York



Director' s and Officer's Role with Principal Underwriter:

Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, eight of the Board's nine members are "Independent Directors." That is, they are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Directors participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*; establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Director held 11 meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held seven meetings during calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chair), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during calendar year 2002.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at Directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the

Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                         Pension or
                                                     Retirement Benefits
                            Compensation from Name   Accrued as Part of   Total Compensation Paid
     Name of Director               of Fund             Fund Expenses       to Directors(4)(5)(6)
     ----------------               -------             -------------       ---------------------
Henry P. Becton, Jr.                 $846                    $0                   $170,000
Dawn-Marie Driscoll(1)               $879                    $0                   $180,000
Edgar R. Fiedler(5)                  $846                    $0                   $176,397
Keith R. Fox                         $844                    $0                   $170,000
Louis E. Levy(2)(4)*                 $638                    $0                   $157,346
Jean Gleason Stromberg               $829                    $0                   $165,000
Jean C. Tempel                       $808                    $0                   $164,000
Carl W. Vogt(3)*                     $641                    $0                   $159,846

* Newly elected Directors, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.

(5) Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Directors beneficial share ownership as of December 31, 2002.

                                       Dollar Range of          Aggregate Dollar Range of
                                     Securities Owned in      Securities Owned in All Funds
                                    Scudder Mutual Funds,          in the Fund Complex
        Name of Directors                    Inc.                 Overseen by Directors
        -----------------                    ----                 ---------------------
Henry P. Becton, Jr.                     $1 - $10,000               Over $100,000
Dawn-Marie Driscoll                          None                   Over $100,000
Edgar R. Fiedler                             None                   Over $100,000
Keith Fox                             $10,001 - $50,000             Over $100,000


                                       55

                                       Dollar Range of          Aggregate Dollar Range of
                                     Securities Owned in      Securities Owned in All Funds
                                    Scudder Mutual Funds,          in the Fund Complex
        Name of Directors                    Inc.                 Overseen by Directors
        -----------------                    ----                 ---------------------
Louis E. Levy                                None                   Over $100,000
Richard T. Hale                              None                   Over $100,000
Jean Gleason Stromberg                       None                   Over $100,000
Jean C. Tempel                               None                   Over $100,000
Carl W. Vogt                                 None                   Over $100,000

Securities Beneficially Owned

As of December 31, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of December 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

                                FUND ORGANIZATION


Organizational Description

Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Gold Funds, Inc., a Maryland Corporation organized in March 1998. The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, and Class AARP Shares are offered.


The Corporation's Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.


However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.


Any of the Directors may be removed (provided the aggregate number of Director after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Directors or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of Scudder Gold and Precious Metals Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2002 and the Semiannual Report to the Shareholders of the Fund dated April 30, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The  CUSIP  number  of  Scudder  Gold and  Precious  Metals  Fund--  Class S is:
810904-10-2.

The CUSIP  number of Scudder  Gold and  Precious  Metals  Fund--  Class AARP is:
810904-20-1.

The  CUSIP  number  of  Scudder  Gold and  Precious  Metals  Fund--  Class A is:
810904-300.

The  CUSIP  number  of  Scudder  Gold and  Precious  Metals  Fund--  Class B is:
810904-409.

The  CUSIP  number  of  Scudder  Gold and  Precious  Metals  Fund--  Class C is:
810904-508.


The Fund has a fiscal year end of October 31.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services (S&P) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. (Moody's). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are MIG 1, MIG 2, and MIG 3 (or VMIG 1, VMIG 2 and VMIG 3 in the case of an issue having a variable rate demand feature). Notes rated MIG 1 or VMIG 1 are judged to be of the best quality. Notes rated MIG 2 or VMIG 2 are of high quality, with margins or protection ample although not as large as in the preceding group. Notes rated MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The SP-1 rating reflects a very strong or strong capacity to pay principal and interest. Notes issued with overwhelming safety characteristics will be rated SP-1+. The SP-2 rating reflects a satisfactory capacity to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are F-1+, F-1, and F-2.

                           SCUDDER MUTUAL FUNDS, INC.

                            PART C: OTHER INFORMATION

Item 23.        Exhibits.
--------        ---------
(a)             (1)                         Articles of Incorporation dated March 17, 1988.
                                            (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No.
                                            10 to the Registration Statement.)

                (2)                         Articles of Amendment dated April 29, 1988.
                                            (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (3)                         Articles of Amendment dated October 12, 1990.
                                            (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No.
                                            10 to the Registration Statement.)

                (4)                         Articles of Amendment and Restatement dated September 4, 1996.
                                            (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (5)                         Articles of Amendment dated December 23, 1997.
                                            (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (6)                         Articles Supplementary, dated March 31, 2000. (Incorporated by reference to
                                            Post-Effective Amendment No. 17 to the Registration Statement.)

                (7)                         Articles Supplementary, dated December 1, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (8)                         Form of Articles Supplementary dated February 19, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement.)

(b)             (1)                         By-Laws dated March 18, 1988.
                                            (Incorporated by reference to Exhibit No. 2(a) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (2)                         By-Laws as adopted March 18, 1988 and amended September 16, 1988.
                                            (Incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (3)                         Amendment to the By-Laws dated September 20, 1991.
                                            (Incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (4)                         Amendment to the By-Laws dated December 12, 1991.
                                            (Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment

                                       1

                                            No. 10 to the Registration Statement.)

                (5)                         Amendment to the By-Laws dated March 5, 1996.
                                            (Incorporated by reference to Exhibit (b)(5) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (6)                         Amendment to By-Laws dated June 4, 1996.
                                            (Incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 9 to the Registration Statement.)

                (7)                         Amendment to By-Laws dated September 4, 1996.
                                            (Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 9 to the Registration Statement.)

                (8)                         Amendment to the By-Laws dated December 3, 1997.
                                            (Incorporated by reference to Exhibit (b)(8) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (9)                         Amendment to the By-Laws dated February 7, 2000
                                            (Incorporated by reference to Post-Effective Amendment No. 16 to the
                                            Registration Statement.)

                (10)                        Amendment to the By-Laws, dated November 13, 2000
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

(c)                                         Inapplicable.

(d)             (1)                         Investment Management Agreement between the Registrant (on behalf of Scudder
                                            Gold Fund) and Scudder Kemper Investments, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (2)                         Amended and Restated Investment Management Agreement between the Registrant
                                            (on behalf of Scudder Gold Fund) and Scudder Kemper Investments, Inc.),
                                            dated October 2, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 the
                                            Registration Statement.)

                (3)                         Amended and Restated Investment Management Agreement between the Registrant
                                            (on behalf of Scudder Gold Fund) and Zurich Scudder Investments, Inc. dated
                                            April 1, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement.)

                (4)                         Research and Advisory Agreement between the Registrant (on behalf of Scudder
                                            Gold Fund), Zurich Scudder Investments, Inc., and Zurich Scudder Investments
                                            Australia Limited dated March 14, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement.)

                                       2

                (5)                         Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Gold and Precious Metals Fund, and Deutsche Investment Management Americas
                                            Inc., dated April 5, 2002.
                                            (Filed herein.)

                (6)                         Research and Advisory Agreement between the Registrant, on behalf of Scudder
                                            Gold and Precious Metals Fund, Deutsche Investment Management Americas Inc.
                                            and Deutsche Investments Australia Limited, dated April 5, 2002.  (To be filed by amendment.)

(e)             (1)                         Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated September 7, 1998.
                                            (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                (2)                         Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated May 8, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement.)

                (3)                         Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (4)                         Underwriting and Distribution Services Agreement between the Registrant, on behalf of Scudder Gold and Precious Metals Fund, and Scudder Distributors,
                                            Inc., dated April 5, 2002.
                                            (Filed herein.)

                (5)                         Underwriting Agreement between the Registrant, on behalf of Scudder Gold and
                                            Precious Metals Fund, and Scudder Investor Services, Inc., dated April 5,
                                            2002.
                                            (Filed herein.)

                (6)                         Underwriting Agreement between the Registrant, on behalf of Scudder Gold and
                                            Precious Metals Fund, and Scudder Distributors, Inc., dated September 30,
                                            2002.
                                            (Filed herein.)

(f)                                         Inapplicable.

(g)             (1)                         Custodian Agreement between the Registrant and The First National Bank of
                                            Boston dated August 22, 1988.
                                            (Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (2)                         Custodian Agreement between the Registrant and State Street Bank and Trust
                                            Company ("State Street Bank") dated August 23, 1991.
                                            (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                                       3

                (2)(a)                      Fee schedule to Exhibit (g)(2).
                                            (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (3)                         Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.
                                            dated April 30, 1998.
                                            (Incorporated by reference to Exhibit 8(b)(1) to Post-Effective Amendment
                                            No. 11 to the Registration Statement.)

                (3)(a)                      Fee schedule for Exhibit (g)(2)
                                            (Incorporated by reference to Exhibit (8)(b)(2) to Post-Effective Amendment
                                            No. 11 to the Registration Statement.)

(h)             (1)                         Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation dated October 2, 1989.
                                            (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (1)(a)                      Fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (2)                         Service Agreement between Copeland Associates, Inc. on behalf of Scudder
                                            Mutual Funds, Inc. and Scudder Gold Fund dated June 8, 1995.
                                            (Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (3)                         COMPASS Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995.
                                            (Incorporated by reference to Exhibit (9)(b)(3) to Post-Effective Amendment
                                            No. 9 to the Registration Statement.)

                (4)                         Fund Accounting Services Agreement between the Registrant and The First
                                            National Bank of Boston dated August 22, 1988.
                                            (Incorporated by reference to Exhibit (9)(c)(1) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (4)(a)                      Pricing Authorization Form (Exhibit B) for Exhibit (h)(4) (a) dated January
                                            10, 1991.
                                            (Incorporated by reference to Exhibit (9)(c)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (5)                         Fund Accounting Services Agreement between the Registrant and Scudder Fund
                                            Accounting Corporation dated March 28, 1995.
                                            (Incorporated by reference to Exhibit (9)(c)(3) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                (6)                         Administrative Agreement between the Registrant on behalf of Scudder Gold
                                            Fund and Scudder Kemper Investments, Inc. dated October 2, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                                       4

                (7)                         Amended and Restated Administrative Services Agreement between the
                                            Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (8)                         Fund Accounting Services Agreement between the Registrant and Scudder Fund
                                            Accounting Corporation dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (9)                         Agency Agreement between the Registrant and Kemper Service Company, dated
                                            November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (10)                        Shareholder Services Agreement between the Registrant (on behalf of Scudder
                                            Gold Fund, Classes A, B and C shares) and Kemper Distributors, Inc., dated
                                            December 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (11)                        Amendment No. 1 to the Transfer Agency and Service Agreement between the
                                            Registrant, on behalf of Scudder Gold and Precious Metals Fund, and Scudder
                                            Service Corporation, dated June 1, 2002.
                                            (Filed herein.)

(i)                                         Opinion and Consent of Legal Counsel.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, filed on February 28, 2002.)

(j)                                         Consent of Independent Accountants.
                                            (Filed herein.)

(k)                                         Inapplicable.

(l)                                         Letter of Investment Intent Purchase Agreement (on behalf of Scudder Mutual
                                            Funds, Inc.) dated August 18, 1988.
                                            (Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement.)

(m)             (1)                         Rule 12b-1 Plan for Scudder Gold Fund Classes A, B and C Shares, dated
                                            December 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (2)                         Shareholder Services Agreement between the Registrant, on behalf of Scudder
                                            Gold and Precious Metals Fund and Scudder Distributors, Inc., dated April 5,
                                            2002.
                                            (Filed herein.)

                                       5

(n)             (1)                         Plan with respect to Scudder Gold Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                            Statement.)

                (2)                         Amended and Restated Plan with respect to Scudder Gold Fund pursuant to Rule
                                            18f-3.
                                            (Incorporated by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement.)

                (3)                         Amended and Restated Plan with respect to Scudder Gold Fund pursuant to Rule
                                            18f-3.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (4)                         Amended and Restated Multi-Distribution Plan (Rule 18f-3 Plan), dated August
                                            19, 2002.
                                            (Filed herein.)

(p)             (1)                         Scudder Kemper Investments, Inc. and Scudder Investor Services, Inc. Code of
                                            Ethics.
                                            (Incorporated by reference to Post-Effective Amendment No. 17 Exhibit p to the Registration Statement.)

                (2)                         Code of Ethics of Scudder Mutual Funds, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement.)

                (3)                         Code of Ethics for Scudder Kemper Investments, Inc., Kemper Distributors,
                                            Inc, and Scudder Investor Services, Inc., dated December 15, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (4)                         Code of Ethics of Scudder Mutual Funds, Inc., dated February 6, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement.)

                (5)                         Code of Ethics of the Registrant
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to
                                            Registrant's Registration Statement.)

                (6)                         Code of Ethics for Scudder Funds, as of April 5, 2002.
                                            (Filed herein.)

                (7)                         Code of Ethics for Deutsche Asset Management - U.S., effective September 3,
                                            2002
                                            (Filed herein.)

(q)             (1)                         Powers of Attorney
                                            Incorporated by reference to Post-Effective Amendment No. 24 to Registrant's
                                            Registration Statement.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

Scudder Precious Metals, Inc., a wholly owned subsidiary of the Fund, was registered on August 11, 1988 in the Cayman Islands, British West Indies.

Item 25. Indemnification.
-------------------------

Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit
(a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                               Business and Other Connections
Name                           of Board of Directors of Registrant's Advisor
----                           ---------------------------------------------
Thomas F. Eggers*              Deutsche Investment Management Americas Inc., President and CEO
Deborah Flickinger**           Deutsche Investment Management Americas Inc., Director
Thomas Hughes**                Deutsche Investment Management Americas Inc., Chairman and Director
                               Scudder Investor Services, Inc., Director and Vice President
William Schiebler**            Deutsche Investment Management Americas Inc., Director
Philip von Girsewald***        Deutsche Investment Management Americas Inc., Director

*        345 Park Avenue, New York, NY
**       280 Park Avenue, New York, NY
***      Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters.
--------          -----------------------
(a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered other open-end management investment companies managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc..

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                       (1)                             (2)                               (3)
         Scudder Distributors, Inc.
         Name and Principal               Positions and Offices with            Positions and
         Business Address                 Scudder Distributors, Inc.            Offices with Registrant
         ----------------                 --------------------------            -----------------------
         Thomas F. Eggers                 Chairman and Director                 None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum                 Chief Executive Officer, President    None
         345 Park Avenue                  and Director
         New York, NY 10154

         William F. Glavin                Vice President and Director           President
         Two International Place
         Boston, MA  02110-4103

         John W. Edwards, Jr.             Chief Financial Officer and Treasurer None
         60 Wall St.
         New York, NY  10005

         C. Perry Moore                   Chief Operating Officer and Vice      None
         222 South Riverside Plaza        President
         Chicago, IL  60606

                                       8

                       (1)                             (2)                               (3)
         Scudder Distributors, Inc.
         Name and Principal               Positions and Offices with            Positions and
         Business Address                 Scudder Distributors, Inc.            Offices with Registrant
         ----------------                 --------------------------            -----------------------

         Caroline Pearson                 Secretary                             Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack                Vice President and Chief Compliance   None
         Two International Place          Officer
         Boston, MA  02110-4103

         Scott B. David                   Vice President                        None
         Two International Place
         Boston, MA  02110-4103

         David Edlin                      Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich                  Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher             Vice President                        None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan               Vice President                        None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy                Vice President                        Vice President
         Two International Place
         Boston, MA  02110-4103

         Philip J. Collora                Assistant Secretary                   None
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 or, in the case of records concerning transfer agency for Class A, B, and C shares, at the offices of State Street and of the shareholder service agent Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105, or for the Class S and AARP shares, Scudder Service Corporation, Two International Place, Boston, Massachusetts, 02110.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of February, 2003.


                                                 SCUDDER MUTUAL FUNDS, INC.

                                                 By   /s/ William F. Glavin, Jr.
                                                      --------------------------
                                                     William F. Glavin, Jr.
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.                      President                                    February 28, 2003

/s/ Richard T. Hale
--------------------------------------
Richard T. Hale*                            Director and Chairman                        February 28, 2003

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Director                                     February 28, 2003

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Director                                     February 28, 2003

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Director                                     February 28, 2003

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Director                                     February 28, 2003

/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*                              Director                                     February 28, 2003

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Director                                     February 28, 2003

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Director                                     February 28, 2003

/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*                               Director                                     February 28, 2003

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer (Chief Financial Officer)          February 28, 2003

*By:     /s/ Caroline Pearson
         --------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney filed and incorporated into the Post-Effective Amendment No. 18 and 24 to the Registration Statements.

                                                               File No. 33-22059
                                                               File No. 811-5565


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 25
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 27
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                           SCUDDER MUTUAL FUNDS, INC.

                           SCUDDER MUTUAL FUNDS, INC.

                                  Exhibit Index

                                     (d)(5)
                                     (e)(4)
                                     (e)(5)
                                     (e)(6)
                                     (h)(11)
                                       (j)
                                     (m)(2)
                                     (n)(4)
                                     (p)(6)
                                     (p)(7)